                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                       AIM VARIABLE INSURANCE FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1) Amount Previously Paid:

         ---------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------

         3) Filing Party:

         ---------------------------------------------------

         4) Date Filed:

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

                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                            AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                        AIM V.I. GROWTH AND INCOME FUND
                              AIM V.I. GROWTH FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                        AIM V.I. TELECOMMUNICATIONS FUND
                              AIM V.I. VALUE FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 10, 2000

     AIM Variable Insurance Funds, Inc. (the company) is holding a special meeting of shareholders on Monday, April 10, 2000 at 3:00 p.m., Central time. The place of the meeting is the company's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The company, a Maryland corporation, consists of the following series portfolios: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Growth and Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth and Income Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Telecommunications Fund and AIM V.I. Value Fund. This proxy statement relates to all of these series portfolios (together, the funds).

     The purposes of the meeting are as follows:

(1) To elect ten directors, each of whom will serve until his or her successor is elected and qualified.

(2) To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4) To approve a new Sub-Advisory Agreement for AIM V.I. Global Growth and Income Fund.

(5) To approve changing the fundamental investment restrictions of all funds.

(6) To approve changing the investment objectives of AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Development Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Growth and Income Fund, AIM V.I. Growth and Income Fund, AIM V.I. Money Market Fund and AIM V.I. Telecommunications Fund so that they are non-fundamental.

(7) To approve changing the investment objectives of AIM V.I. Capital Appreciation Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund and AIM V.I. Value Fund and making them non-fundamental.

(8) To ratify the selection of Tait, Weller & Baker as independent accountants for each of the funds for the fiscal year ending in 2000.

(9) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of a fund as of the close of business on January 20, 2000. You may give voting instructions if you are a contract owner who had values allocated to any of the funds as of the close of business on January 20, 2000. Please fill in, date, sign and return the proxy card or the voting instruction card you have received in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that contract owners return signed voting instructions promptly so that a quorum may be assured. Contract owners who do not send in voting instructions may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding them to submit voting instructions.

     Thank you for your cooperation and continued support.

                                                          By order of the Board,
                                                                Carol F. Relihan
                                                                       Secretary

March 7, 2000

                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                            AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                        AIM V.I. GROWTH AND INCOME FUND
                              AIM V.I. GROWTH FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                        AIM V.I. TELECOMMUNICATIONS FUND
                              AIM V.I. VALUE FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

             ------------------------------------------------------
                                PROXY STATEMENT
                              DATED MARCH 7, 2000
             ------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 10, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Directors (the Board) of AIM Variable Insurance Funds, Inc. (the company) is sending you this proxy statement and the enclosed proxy or voting instruction card (or cards) on behalf of the seventeen separate series portfolios of the company listed above (together, the funds). The Board is soliciting your votes for the 2000 special meeting of shareholders of the company (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the company's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Monday, April 10, 2000.

WHAT PROPOSALS APPLY TO MY FUND?

     The following table summarizes each proposal to be presented at the meeting and the funds whose shareholders the Board is soliciting with respect to each proposal:

                     PROPOSAL                                AFFECTED FUNDS
                     --------                                --------------
 1.  Electing directors                                        All funds
 2.  Approving an Agreement and Plan of                        All funds
     Reorganization, under which the company
     will reorganize as a Delaware business
     trust
 3.  Approving a new advisory agreement with                   All funds
     A I M Advisors, Inc.
 4.  Approving a new sub-advisory agreement      AIM V.I. Global Growth and Income Fund
     with INVESCO Asset Management Limited             (Global Growth and Income)
 5.  Changing the funds' fundamental                           All funds
     investment restrictions
 6.  Changing the investment objectives of          AIM V.I. Aggressive Growth Fund
     the funds so that they are                  (Aggressive Growth), AIM V.I. Balanced
     non-fundamental                            Fund (Balanced), AIM V.I. Blue Chip Fund
                                                     (Blue Chip), AIM V.I. Capital
                                                Development Fund (Capital Development),
                                                    AIM V.I. Diversified Income Fund
                                                (Diversified Income), Global Growth and
                                                Income, AIM V.I. Growth and Income Fund
                                                (Growth and Income), AIM V.I. Money Market
                                                    Fund (Money Market) and AIM V.I.
                                                        Telecommunications Fund
                                                          (Telecommunications)
 7.  Changing the investment objectives of         AIM V.I. Capital Appreciation Fund
     certain funds and making the investment    (Capital Appreciation), AIM V.I. Global
     objectives non-fundamental                  Utilities Fund (Global Utilities), AIM
                                                    V.I. Government Securities Fund
                                                (Government Securities), AIM V.I. Growth
                                                 Fund (Growth), AIM V.I. International
                                                 Equity Fund (International Equity) and
                                                      AIM V.I. Value Fund (Value)
 8.  Ratifying the Board's selection of                        All funds
     independent accountants
 9.  Considering other matters                                 All funds

WHO IS ELIGIBLE TO VOTE?

     The shares of the funds are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (together, variable accounts) as a funding vehicle for contracts offered by the variable accounts of certain life insurance companies. In each case, the life insurance company is the legal owner of all shares of the funds held by the variable accounts.

     In accordance with current law, life insurance company shareholders of the funds, in effect, pass along their voting rights to owners of variable accounts issued by the insurance companies. Essentially, each life insurance company seeks instructions as to how its contract owners wish the company to vote the funds' shares (i) technically owned by the company but (ii) beneficially owned by the contract owners. The life insurance companies communicate directly with contract owners about the procedures that the companies follow in seeking instructions and voting shares under the particular variable accounts. The funds understand that the life insurance companies will vote shares in each variable account for which no instructions are received in the same proportion to shares in such variable account for which instructions are received from contract owners.

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy or voting instruction card on or about March 7, 2000 to
(i) all shareholders who owned shares of common stock of a fund at the close of business on January 20, 2000 (the record date) and (ii) all contract owners who had values allocated to any of the funds as of the close of business on January 20, 2000. The number of shares outstanding on the record date for each fund is in Appendix A. Each share of common stock of a fund that a contract owner beneficially own entitles the owner to one vote on each proposal set forth in the table above that applies to that fund (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS CONTRACT OWNERS CAN VOTE?

  Voting by Instruction Card

     The Board urges contract owners to complete, sign and date the enclosed voting instruction card and to return it promptly in the envelope provided.

     Each variable account that owns shares of any of the funds will vote all of its shares in accordance with instructions it has timely received from contract owners who have amounts allocated to such fund(s) on the record date.

     The Board has named Robert H. Graham and Gary T. Crum as proxies. If a contract owner properly fills in his or her voting instruction card and sends it to his or her life insurance company in time to vote, the life insurance company will authorize the proxies to vote the shares the contract owner beneficially owns as directed. If a contract owner signs and returns the voting instruction card but does not make specific choices, the contract owner's shares attributable to his or her contract will be voted with respect to Proposals 1 through 8 as recommended by the Board.

     If any other matter is presented, the proxies will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     A contract owner who has given voting instructions may revoke them only through the applicable life insurance company prior to the date of the meeting.

  Voting By Telephone

     Contract owners may also vote by telephone if they are contacted by Shareholder Communications Corporation, the funds' proxy solicitor.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast thirty percent (30%) of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the charter of the company requires the separate approval of one or more classes or series of the capital stock of the company, in which case the holders of one-third of the shares of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum.

     Abstentions with respect to any proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast is necessary to elect the directors, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election of directors, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding shares of the company entitled to vote at the meeting is required to approve the Agreement and Plan of Reorganization to reorganize the company as a Delaware business trust (Proposal
2). Abstentions will not count as votes cast and will have the effect of votes against this proposal.

     The affirmative vote of a majority of the outstanding voting securities of each fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to:

     - Approve the funds' new advisory agreement (Proposal 3);

     - Approve the sub-advisory agreement for Global Growth and Income (Proposal
       4);

     - Change the fundamental investment restrictions for the funds (Proposal
       5);

     - Make nonfundamental the investment objective of each of Aggressive Growth, Balanced, Blue Chip, Capital Development, Diversified Income, Global Growth and Income, Growth and Income, Money Market and Telecommunications (Proposal 6); and

     - Change the investment objective of each of Capital Appreciation, Global Utilities, Government Securities, Growth, International Equity and Value (Proposal 7) and make the investment objective non-fundamental.

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Abstentions will not count as votes cast and will have the effect of votes against Proposals 3 through 7.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of Tait, Weller & Baker as your fund's independent accountants (Proposal 8). Abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF DIRECTORS?

     Proposal 1 applies to all shareholders of all funds.

WHO ARE THE NOMINEES FOR DIRECTOR?

     For election of directors at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as director until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless your insurance company has been authorized by you pursuant to your voting instruction card to withhold authority to vote for any or all of them. Each of the nominees has indicated that he or she is willing to serve as a director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the directors who are not interested persons of the company, as defined in the 1940 Act (the independent directors), may recommend.

     All of the nominees presently are directors of the company. The nominees also serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc.
(AIM): AIM Advisor Funds, Inc., AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). Robert H. Graham also serve as a director, or trustee, and officer of other open-end and closed-end management investment companies managed or advised by AIM. No director or nominee is a party adverse to the company or any of its affiliates in any material pending legal proceedings, nor does any director or nominee have an interest materially adverse to the company.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE         DIRECTOR SINCE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------       ------------------  ----------------------------------------
*Charles T. Bauer (81)       January 22, 1993   Director and Chairman, A I M Management
11 Greenway Plaza                               Group Inc.; A I M Advisors, Inc., A I M
Suite 100                                       Capital Management, Inc.; A I M
Houston, TX 77046-1173                          Distributors, Inc.; A I M Fund Services,
                                                Inc. and Fund Management Company; and
                                                Executive Vice Chairman and Director,
                                                AMVESCAP PLC.

Bruce L. Crockett (55)      February 25, 1993   Director, ACE Limited (insurance
906 Frome Lane                                  company). Formerly, Director, President
McLean, VA 22102                                and Chief Executive Officer, COMSAT
                                                Corporation; and Chairman, Board of
                                                Governors of INTELSAT (international
                                                communications company).

Owen Daly II (75)           February 25, 1993   Formerly, Director, Cortland Trust Inc.
Six Blythewood Road                             (investment company), CF & I Steel Corp.,
Baltimore, MD 21210                             Monumental Life Insurance Company and
                                                Monumental General Insurance Company;
                                                and Chairman of the Board of Equitable
                                                Bancorporation.

  * Mr. Bauer is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

NAME, ADDRESS AND AGE         DIRECTOR SINCE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------       ------------------  ----------------------------------------
Edward K. Dunn, Jr. (64)      March 10, 1998    Chairman of the Board of Directors,
2 Hopkins Plaza, 8th                            Mercantile Mortgage Corporation.
Floor, Suite 805                                Formerly, Vice Chairman of the Board of
Baltimore, MD 21201                             Directors and President and Chief
                                                Operating Officer, Mercantile-Safe
                                                Deposit & Trust Co.; and President,
                                                Mercantile Bankshares.
Jack M. Fields (48)           March 11, 1997    Chief Executive Officer, Texana Global,
Jetero Plaza, Suite E                           Inc. (foreign trading company) and
8810 Will Clayton Parkway                       Twenty First Century Group, Inc. (a
Humble, TX 77338                                governmental affairs company); and
                                                Director, Telscape International and
                                                Administaff. Formerly, Member of the
                                                U.S. House of Representatives.
**Carl Frischling (63)            May 1, 1993   Partner, Kramer Levin Naftalis & Frankel
919 Third Avenue                                LLP (law firm). Formerly Partner, Reid &
New York, NY 10022                              Priest (law firm).
***Robert H. Graham (53)     January 22, 1993   Director, President and Chief Executive
11 Greenway Plaza                               Officer, A I M Management Group Inc.;
Suite 100                                       Director and President, A I M Advisors,
Houston, TX 77046-1173                          Inc.; Director and Senior Vice
                                                President, A I M Capital Management,
                                                Inc., A I M Distributors, Inc., A I M
                                                Fund Services, Inc. and Fund Management
                                                Company; and Director and Chief
                                                Executive Officer, Managed Products,
                                                AMVESCAP PLC.
Prema Mathai-Davis (49)     September 10, 1998  Chief Executive Officer, YWCA of the
350 Fifth Avenue, Suite                         U.S.A.
301
New York, NY 10118
Lewis F. Pennock (57)       February 25, 1993   Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057
Louis S. Sklar (60)         February 25, 1993   Executive Vice President, Development
The Williams Tower 50th                         and Operations, Hines Interests Limited
Floor                                           Partnership (real estate development).
2800 Post Oak Boulevard
Houston, TX 77056

 ** Mr. Frischling is an interested person of the company, as defined in the 1940 Act, primarily because of payments received by his law firm from the company for services to the independent directors of the company.

*** Mr. Graham is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the company for these services and the overall level of the funds' operating expenses.

WHY ARE DIRECTORS BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, seven of the company's ten directors have been elected by shareholders. As directors retire, resign or otherwise cease their service as directors in the future, the company may be unable to fill the vacancies created by such action because three of the company's ten directors have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when directors cease their service as directors, and in light of the fact that only seven of the company's directors have been elected by shareholders, the Board believes it is appropriate for shareholders to elect directors at the present time.

HOW LONG CAN DIRECTORS SERVE ON THE BOARD?

     Directors generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board in 1992, each duly elected or appointed independent director may continue to serve as a director until December 31 of the year in which the director turns 72. Independent directors who were age 65 or older and serving on the board of one or more of the AIM funds when the policy was adopted in 1992 may continue to serve until December 31 of the year in which the director turns 75. A director of the company may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the funds at any time. A majority of the Board may extend from time to time the retirement date of a director. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing each fund's investment performance with the fund's managers;

     - reviewing the quality of the various other services provided to the funds and their shareholders by each of the funds' service providers, including AIM and its affiliates;

     - discussing with senior management of AIM steps being taken to address any performance deficiencies;

     - reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the funds and AIM and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     - monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Capitalization Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     - with AIM, reviewing and coordinating audit plans prepared by the funds' independent accountants and management's internal audit staff; and

     - reviewing financial statements contained in periodic reports to shareholders with the funds' independent accountants and management.

     The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for:

     - increasing or decreasing the aggregate number of shares of any class of the company's common stock by classifying and reclassifying the company's authorized but unissued shares of common stock, up to the company's authorized capital;

     - fixing the terms of such classified or reclassified shares of common stock; and

     - issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable fund's prospectus, up to the company's authorized capital.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and

     - considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as independent directors as long as the company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the independent directors; and

     - making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the funds and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meets in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended December 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 5 meetings. The Capitalization Committee did not meet. All of the current directors and Committee members then serving attended at least 75% of the meetings of the Board and applicable Committees, if any, held during the fiscal year ended December 31, 1999.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each director who is not also an officer of the company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of all of the other AIM funds. Each such director receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director:

                                                                              TOTAL
                                                     RETIREMENT BENEFITS   COMPENSATION
                            AGGREGATE COMPENSATION     ACCRUED BY ALL        FROM ALL
DIRECTOR                     FROM THE COMPANY(1)        AIM FUNDS(2)       AIM FUNDS(3)
--------                    ----------------------   -------------------   ------------
Charles T. Bauer..........         $     0                $      0           $      0
Bruce L. Crockett.........          14,751                  37,485            103,500
Owen Daly II..............          14,751                 122,898            103,500
Edward K. Dunn Jr. .......          14,751                       0            103,500
Jack M. Fields............          14,473                  15,826            101,500
Carl Frischling(4)........          14,751                  97,791            103,500
Robert H. Graham..........               0                       0                  0
Prema Mathai-Davis........          14,443                       0            101,500
Lewis F. Pennock..........          14,751                  45,766            103,500
Ian W. Robinson(5)........           3,464                  94,442             25,000
Louis S. Sklar............          14,443                  90,232            101,500

(1) The total amount of compensation deferred by all directors of the company during the fiscal year ended December 31, 1999, including earnings thereon, was $111,120.

(2) During the fiscal year ended December 31, 1999, the total amount of expenses allocated to the company in respect of such retirement benefits was $28,223. Data reflects compensation for the calendar year ended December 31, 1999.

(3) Each director serves as director or trustee of a total of at least 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended December 31, 1999, the company paid $54,485 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered to the independent directors of the company.

(5) Mr. Robinson was a director until March 12, 1999, when he retired.

  AIM Funds Retirement Plan for Eligible Directors/Trustees

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/ Trustees, each director (who is not an employee of any of the AIM funds, A I M Management Group Inc. (AIM Management) or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a director becomes eligible to retire and to receive full benefits under the plan when he or she attains age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible director is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of all benefits under the plan, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 18, 11, 10 and 1 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                     ANNUAL
                                   RETIREMENT
                                  COMPENSATION
                                  PAID BY ALL
  NUMBER OF YEARS OF SERVICE       APPLICABLE
 WITH THE APPLICABLE AIM FUNDS     AIM FUNDS
 -----------------------------    ------------
10.............................     $67,500
 9.............................     $60,750
 8.............................     $54,000
 7.............................     $47,250
 6.............................     $40,500
 5.............................     $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring directors) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring director's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the company and of each other AIM fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The company does not pay its officers for the services they provide to the company. Instead the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

 PROPOSAL 2: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION TO REORGANIZE
                    THE COMPANY AS A DELAWARE BUSINESS TRUST

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The company currently is organized as a Maryland corporation. The Board has approved an Agreement and Plan of Reorganization (the plan), which provides for a series of transactions to convert each fund of the company (a current fund) to a corresponding series (a new fund) of a newly created open-end management investment company organized as a business trust (the trust) under the Delaware Business Trust Act. Under the plan, each current fund will transfer all its assets to a corresponding new fund in exchange solely for voting shares of beneficial interest in the new fund and the new fund's assumption of all the current fund's liabilities (collectively, the reorganization). A form of the plan relating to the proposed reorganization is in Appendix B. If Proposal 2 is not approved by the shareholders, the company will continue to operate as a Maryland corporation.

     The reorganization is being proposed primarily to modernize the organizational documents under which the company operates. AIM and the Board believe that a number of benefits will be available to the current funds and their shareholders once these documents conform to those of other AIM funds. The operations of each new fund following the reorganization will be substantially similar to those of its predecessor current fund, except that each new fund's advisory agreement will conform to the changes proposed in Proposal 3, to the extent Proposal 3 is approved; Global Growth and Income's sub-advisory agreement will conform to the changes proposed in Proposal 4, to the extent Proposal 4 is approved; the fundamental investment restrictions for all of the new funds will conform to the changes proposed in Proposal 5, to the extent that Proposal 5 is approved; the investment objectives for Aggressive Growth, Balanced, Blue Chip, Capital Development, Diversified Income, Global Growth and Income, Growth and Income, Money Market and Telecommunications will be made non-fundamental as proposed in Proposal 6, if Proposal 6 is approved; and the investment objectives of Capital Appreciation, Global Utilities, Government Securities, Growth, International Equity and Value will be changed and made non-fundamental as proposed in Proposal 7, if Proposal 7 is approved. Finally, as described below, the trust's Agreement and Declaration of Trust differs from the company's Charter in certain respects that are expected to improve the company's and each fund's operations.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

     The reorganization is being proposed because, as noted above, AIM and the Board believe that the Delaware business trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware business trust organizational form has been increasingly used by mutual funds, including many AIM funds.

     The Delaware business trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Charter. A Delaware business trust is subject to fewer statutory requirements. The trust will be governed primarily by the terms of an Agreement and Declaration of Trust (trust instrument). In particular, the trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporation law, amendments to the company's Charter would typically require shareholder approval. Under Delaware law, unless the trust instrument of a Delaware business trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporation law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware business trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware business trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware business trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware business trust's domicile or organizational form. In contrast, under Maryland corporation law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The reorganization will also have certain other effects on the company, its shareholders and management, which are described below under the heading "How Will the Trust Compare to the Company?"

WHAT WILL THE PROPOSED REORGANIZATION INVOLVE?

     To accomplish the reorganization, the trust has been formed as a Delaware business trust pursuant to its trust instrument, and each new fund has been established as a series of the trust. On the closing date, each current fund will transfer all of its assets to a corresponding new fund in exchange solely for a number of full and fractional shares of the new fund equal to the number of full and fractional shares of common stock of the corresponding current fund then outstanding and the new fund's assumption of the current fund's liabilities. Immediately thereafter, each current fund will distribute those new fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the reorganization, each shareholder of each current fund will be the owner of full and fractional shares of the corresponding new fund equal in number and aggregate net asset value to the shares he or she held in the current fund.

     The obligations of the company and the trust under the plan are subject to various conditions stated therein. To provide against unforeseen events, the plan may be terminated or amended at any time prior to the closing of the reorganization by action of the Board, notwithstanding the approval of the plan by the shareholders of the company. However, no amendments may be made that would materially adversely affect the interests of shareholders of any current fund. The company and the trust may at any time waive compliance with any condition contained in the plan, provided that the waiver does not materially adversely affect the interests of shareholders of any current fund.

     The plan authorizes the company to acquire one share of each new fund and, as the sole shareholder of the trust prior to the reorganization, to do each of the following:

     - Approve with respect to each new fund a new investment advisory agreement that will be substantially identical to that described in Proposal 3. Information on the new advisory agreement, including a description of the differences between it and the current advisory agreement, is set forth below under Proposal 3. A form of the new advisory agreement is in Appendix C. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve with respect to such fund an investment advisory agreement that is substantially identical to such fund's existing investment advisory agreement.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each new fund a new administrative services agreement with AIM that will be substantially identical to the company's existing administrative services agreement with AIM, except for the changes described in Proposal 3. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve for such fund an administrative services agreement that is substantially identical to such fund's existing administrative services agreement.

     - Approve with respect to Global Growth and Income a new sub-advisory agreement that will be substantially identical to that described in Proposal 4. Information on the new sub-advisory agreement, including a description of the differences between it and the current sub-advisory agreement, is set forth under Proposal 4. A form of the new sub-advisory agreement is in Exhibit I. If Proposal 4 is not approved by shareholders, the trust will approve with respect to Global Growth and Income a sub-advisory agreement that is substantially identical to the fund's existing sub-advisory agreement.

     - Approve with respect to AIM V.I. Dent Demographic Trends Fund (Dent Demographic Trends) a new sub-advisory agreement that will be substantially identical to the fund's existing sub-advisory agreement

     - Approve with respect to each new fund a new distribution agreement with A I M Distributors, Inc.. The proposed distribution agreements will provide for substantially the same distribution services as currently provided by A I M Distributors, Inc.

     - Approve with respect to each new fund a custodian agreement and a transfer agency and servicing agreement with State Street Bank and Trust Company, which currently provides such services to the corresponding current fund.

     - Elect the directors of the company as the trustees of the trust to serve without limit in time, except as they may resign or be removed by action of the trust's trustees or shareholders, and except as they retire in accordance with the trust's retirement policy for trustees. The trust's retirement policy for trustees is substantially identical to the company's retirement policy for directors.

     - Ratify the selection of Tait, Weller & Baker, the accountants for each current fund, as the independent public accountants for each new fund.

     - Approve such other agreements and plans as are necessary for each new fund's operation as a series of an open-end management investment company.

     The trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each new fund. Such accounts will be identical in all respects to the accounts currently maintained by the company's transfer agent for each shareholder of the current funds. Shares held in the current fund accounts will automatically be designated as shares of the new funds. The trust will not normally issue share certificates.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     The company and the trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the reorganization will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, the current funds, the new funds and the shareholders of the new funds will recognize no gain or loss for federal income tax purposes as a result of the reorganization. Shareholders of the current funds should consult their tax advisors regarding the effect, if any, of the reorganization in light of their individual circumstances and as to state and local consequences, if any, of the reorganization.

WILL I HAVE APPRAISAL RIGHTS?

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the current funds or the new funds, as the case may be, at any time before or after the reorganization.

HOW WILL THE TRUST COMPARE TO THE COMPANY?

  Structure of the Trust

     The trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The trust has established series corresponding to and having identical designations as the series portfolios of the company. Each new fund will have the same investment objectives, policies, and restrictions as its predecessor current fund, except that the new funds' fundamental restrictions, investment objectives, and fundamental policies will conform to the changes proposed in Proposals 5, 6 and 7 (assuming approval of each of these Proposals by the shareholders). If any of Proposals 5, 6 or 7 is not approved by shareholders, the new funds affected by the non-approval will continue to be subject to the corresponding current funds' existing fundamental restrictions, investment objectives, and fundamental policies, as applicable. The trust's fiscal year is the same as that of the company. The trust will not have any operations prior to the reorganization. Initially, the company will be the sole shareholder of the trust.

     As a Delaware business trust, the trust's operations are governed by its trust instrument and Bylaws and applicable Delaware law rather than by the company's Charter and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  Trustees and Officers of the Trust

     Subject to the provisions of the trust instrument, the business of the trust will be managed by its trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees are substantially the same as those of the directors of the company.

     The trustees of the trust would be those persons elected at this meeting to serve as directors of the company. Information concerning the nominees for election as directors of the company, all of whom presently serve in such positions, is set above under Proposal 1. The current officers of the company, as well as certain AIM personnel, have been elected to serve as officers of the trust and the current officers of the company will perform the same functions on behalf of the trust following the reorganization that they now perform on behalf of the company.

  Shares of the Trust

     The beneficial interests in the new funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the trust to issue share certificates although the trust, in its sole discretion, may issue them. The trustees have the power under the trust instrument to establish new series and classes of shares; the company's directors currently have a similar right. The trust instrument permits the trustees to issue an unlimited number of shares of each series and class (if any). The company is authorized to issue only the number of shares specified in the Charter and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Except as discussed in this proxy statement, shares of each of the new funds will have rights, privileges, and terms substantially similar to those of the corresponding current funds.

  Shareholder Meeting Requirements

     Maryland law provides that a special meeting of shareholders shall be called upon the written request of shareholders holding 25% of the company's shares. The company's Amended and Restated Bylaws allow a special meeting of shareholders to be called upon the written request of shareholders holding 10% of the company's shares. The trust's Bylaws provide that a special meeting of shareholders for the purpose of voting on the removal of any trustee may be called by the holders of 10% or more of the outstanding shares of the trust.

     The trust, like the company, will operate as an open-end management investment company registered with the Securities and Exchange Commission (SEC) under the 1940 Act. As permitted by SEC rules, the trust will adopt as its own the registration statement of the company. Shareholders of the new funds therefore will have the power to vote at special meetings with respect to, among other things, changes in any fundamental investment objectives and the fundamental restrictions and policies of the new funds; approval of certain changes to investment advisory contracts and plans of distribution; and additional matters relating to the trust required by the 1940 Act.

  Shareholder Voting Rights

     Under Maryland law, shareholders of the company have the right to vote on the following matters: the substantive amendment or complete restatement of the company's Charter; generally, a consolidation, merger, or share exchange involving the company or a transfer of the company's assets not in the ordinary course of business; and the voluntary or, in some cases, involuntary dissolution of the company.

     Shareholders of the trust will have only those voting rights that are explicitly set forth in the trust instrument. Under the trust instrument, shareholders of the trust have the right to vote on the following matters: the election or removal of trustees, provided that a meeting of shareholders has been called for that purpose; the termination of the trust or any fund or class, provided that a meeting of shareholders has been called for that purpose and unless there are fewer than 100 holders of record of the trust or such terminating fund or class; the sale of all or substantially all of the assets of the trust or any fund or class, unless the primary purpose of such sale is to change the trust's domicile or organizational form; under certain circumstances, the merger or consolidation of the trust or any fund or class with and into another company or with and into another fund or class of the trust; and the amendment of the section of the trust instrument that governs shareholders' voting rights.

  Removal of Directors and Trustees

     The company's Charter permits removal of a director prior to the expiration of his or her term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors. Under the trust's trust instrument, a trustee may be removed by a written instrument, signed by at least two-thirds of the number of trustees prior to such removal, or by the affirmative vote of holders of two-thirds of the trust's outstanding shares at a special meeting called for that purpose.

  Shareholders' Rights of Inspection

     Maryland law provides generally that persons who have been shareholders of record for six months or more and who own of record at least 5% of a current fund's outstanding shares may inspect that current fund's books of account and stock ledger. Under the trust's trust instrument and Bylaws, new fund shareholders who have held shares of record for at least six months and who hold at least 5% of the outstanding shares of any new fund are permitted, upon written request, to inspect a list of the shareholders of that fund.

  Shareholder Liability

     Maryland law provides that a shareholder is not obligated to the company with respect to the stock held therein, except to the extent that (1) the subscription price or other agreed consideration for the stock has not been paid (subject to limited exceptions); (2) the shareholder knowingly accepted an illegal distribution; or (3) the shareholder is subject to any liability imposed by law upon the dissolution, voluntary or involuntary, of the company.

     Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the trust instrument disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the trust. The trust instrument provides for indemnification out of the property of a new fund for all losses and expenses of any shareholder of such new fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a new fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

  Liability of Directors and Trustees

     Under its Charter, the company limits the liability of and indemnifies its present and past directors and officers to the maximum extent permitted by Maryland law and the 1940 Act. Directors may be personally liable to the company by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as directors. In the event of any litigation or other proceeding against a director or officer of the company, Maryland law permits the company to indemnify the director or officer for certain expenses and to advance money for such expenses unless (a) it is established that the act or omission of the director or officer was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.

     The trust instrument provides indemnification for current and former trustees, officers, employees and agents of the trust to the fullest extent permitted by Delaware law, the trust's Bylaws and other applicable law. Trustees of the trust may be personally liable to the trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

  Amendment of Charter and Trust Instrument

     Under the company's Charter and Maryland law, the Charter may be amended upon (a) adoption by the Board of a resolution setting forth the proposed amendment and declaring that such amendment is advisable and (b) approval of such resolution by the holders of a majority of the company's outstanding shares. The trust instrument may be amended by a majority of the trustees without any shareholder vote, except that the shareholders will have the right to vote on any amendment that affects their voting rights, that reduces the indemnification provided to shareholders or former shareholders, that is required to have shareholder approval by law or by the trust's registration statement, or that is submitted to the shareholders by the trustees.
                             ---------------------

     The foregoing is only a summary of certain differences between and among the company's Charter and Amended and Restated Bylaws and Maryland law and the trust instrument and the trust's Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Charter and Amended and Restated Bylaws of the company, and of the trust instrument and the trust's Bylaws are available to shareholders without charge upon written request to the company or the trust.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     Assuming your approval of Proposal 2, the company currently contemplates that the reorganization will close on April 17, 2000. However, the reorganization may close on another date if circumstances warrant.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                         PROPOSAL 3:  APPROVAL OF A NEW
                         INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the company for your fund. The Board is asking you to vote on this new agreement because the company may amend its advisory agreement only with shareholder approval. A form of the company's proposed Master Investment Advisory Agreement is in Appendix C. The proposed advisory agreement amends the current advisory agreement primarily by:

     - omitting references to the provision of administrative services to the funds;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - adding provisions regarding affiliated brokerage;

     - adding certain provisions to fully implement the funds' securities lending program; and

     - clarifying existing liability provisions.

     At a meeting held on February 3, 2000, the Board voted to recommend that you approve a proposal to adopt the new advisory agreement.

WHO IS THE FUNDS' INVESTMENT ADVISOR?

     AIM became the investment advisor for each of the funds on the dates indicated in Appendix D. The current Master Investment Advisory Agreement, as amended, was executed, and the funds' shareholders last voted on such agreement, on the dates indicated in Appendix D. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 11, 1999 for all funds other than Blue Chip and Dent Demographic Trends. The current advisory agreement for Blue Chip and Dent Demographic Trends was approved by the Board, including a majority of the independent directors, on June 9, 1999 and September 24, 1999, respectively.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and the directors of AIM is in Appendix E.

DO ANY OF THE COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox, Dana R. Sutton , Robert G. Alley, Stuart W. Coco and Karen Dunn Kelley, all of whom are directors and/or executive officers of the company, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC. Additional information concerning these affiliations is in Appendix M.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the funds' operations and provides investment advisory services to the funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the funds. AIM will not be liable to the funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the funds will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to director and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the funds in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the funds' shareholders; and

     - all other charges and costs of the funds' operations unless otherwise explicitly provided.

     The current advisory agreement will continue in effect from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of a fund or AIM may terminate the agreement for a fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of each fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to a fund's detriment during the period stated in the agreement between AIM and the company.

     The annual rates at which AIM receives fees from each fund under the current advisory agreement, as well as the dollar amounts of advisory fees net of any expense limitations or fee waivers paid to AIM by each fund and the dollar amount of advisory fees (if any) waived by AIM for each fund for the fiscal period or year ended December 31, 1999, are in Appendix F.

CAN AIM DELEGATE ANY OF ITS DUTIES UNDER THE ADVISORY AGREEMENT?

     The current advisory agreement provides that AIM may delegate to a sub-advisor or sub-advisors certain of its obligations under the current advisory agreement. In accordance with this provision, AIM had entered into a sub-advisory agreement dated December 30, 1999 with H.S. Dent Advisors, Inc. ("Dent") with respect to Dent Demographic Trends, pursuant to which the sub-advisor agreed to provide AIM with investment research and advisory services and analysis and recommendations on appropriate industry and sector allocations and weightings for the fund's investment portfolio based on demographic trends. All investment decisions and portfolio transactions remain the responsibility of AIM.

     In addition, AIM had entered into a sub-advisory agreement dated December 14, 1998 with INVESCO Asset Management Limited ("INVESCO") with respect to Global Growth and Income. For more information on this sub-advisory agreement, see Proposal 4.

     The sub-advisory agreement for Dent Demographic Trends was approved by the initial sole shareholder of the fund on December 30, 1999 and was last approved by the Board of the company on September 24, 1999. Under the sub-advisory agreement, Dent is entitled to receive from AIM, a sub-advisory fee calculated at the following annual rates based upon the average daily net assets of Dent Demographic Trends: 0.13% of the first $1 billion of average daily net assets; 0.10% of the average daily net assets over $1 billion, to and including $2 billion; and 0.07% of average daily net assets over $2 billion. During the fiscal year ended December 31, 1999, Dent received $0 in fees for its services to Dent Demographic Trends.

     The sub-advisory agreement for Global Growth and Income was approved by the initial sole shareholder of the fund on December 14, 1998 and was last approved by the Board of the company on September 26, 1998. During the fiscal year ended December 31, 1999, INVESCO received $32,070 in fees for its services to Global Growth and Income.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide services to the company and the funds. AIM provides or arranges for others to provide administrative services to the funds. A I M Distributors, Inc., a wholly owned subsidiary of AIM, serves as the principal underwriter for the funds. Information concerning fees paid to AIM and A I M Distributors, Inc. for these services is in Appendix G.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the funds are in Appendix H.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary changes to the proposed advisory agreement that the Board approved are:

     - To omit references to the provision of administrative services to the funds by AIM, because such services are covered by a separate administrative services agreement between AIM and the company;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify delegation provisions that are set forth in the current advisory agreement;

     - To add provisions regarding affiliated brokerage;

     - To add certain provisions to fully implement the funds' securities lending program; and

     - To clarify that one fund is not liable for another fund's obligations, and that AIM's liability to one fund does not automatically extend to another fund.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

  Administrative Services

     The company and AIM are parties to a Master Administrative Services Agreement dated May 1, 1998, as amended on December 14, 1998, September 24, 1999 and December 30, 1999. The current advisory agreement states that AIM will provide certain administrative services to the funds at the Board's request. The Board has traditionally asked AIM to provide such services to the funds. AIM then provides such services pursuant to the Master Administrative Services Agreement.

     The Board proposes to separate the advisory services and the administrative services that AIM provides to the company, so that the provision of administrative services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the company or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the company.

  Non-Exclusivity Provisions

     The current advisory agreement provides that neither AIM nor the directors or officers of the company owe an exclusive duty to the company. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the directors and officers of the company to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and directors of the company.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the company recognizes that AIM's obligations to other clients may adversely affect the company's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds and other clients in accordance with a policy that AIM believes to be equitable.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of a substitution in sub-advisors, it may do so upon approval of the Board.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws.

  Securities Lending

     The proposed advisory agreement includes a new provision that discusses the services to be rendered by AIM if a fund engages in securities lending activities, as well as the compensation AIM may receive for such services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     As compensation for such services, a lending fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Liability

     The proposed advisory agreement clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund.

WHAT DID THE DIRECTORS CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on February 3, 2000. The independent directors also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations. The Board considered various matters in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to each fund. In doing so, the Board considered the fact that the changes (i) would not result in any changes in the persons providing investment advisory services to the funds; (ii) would not result in any changes to the types or level of services provided by AIM to the funds (other than to have AIM provide certain additional services if a fund engages in securities lending); (iii) would not result in any changes to the advisory fees payable by the funds (other than to permit AIM's receipt of fees in connection with securities lending); (iv) would clarify the terms under which AIM will provide investment advisory services to the funds; and (v) would omit outdated, or otherwise unnecessary, provisions from the new advisory agreement. After considering these matters, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on April 17, 2000 and will expire, unless renewed, on or before June 30, 2001. If shareholders do not approve the proposed advisory agreement with respect to a fund, the current advisory agreement will continue in effect for such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                         PROPOSAL 4:  APPROVAL OF A NEW
                             SUB-ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4 applies to Global Growth and Income.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that shareholders of Global Growth and Income approve a new sub-advisory agreement between AIM and INVESCO Asset Management Limited (INVESCO).

     The Board is asking you to vote on a new sub-advisory agreement because AIM intends to terminate the current sub-advisory agreement if shareholders of your fund approve Proposal 3. A form of the proposed sub-advisory agreement for Global Growth and Income is in Appendix I.

WHO IS GLOBAL GROWTH AND INCOME'S SUB-ADVISOR?

     INVESCO was organized in the United Kingdom on July 3, 1969 and, like AIM, is an indirect, wholly owned subsidiary of AMVESCAP PLC. INVESCO provides investment supervisory service on both discretionary and non-discretionary basis to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies and individual and personal holding companies. The address of INVESCO is 11 Devonshire Square, London, England, EC2 M4YR. A list of the chief executive officer and directors of INVESCO is in Appendix J.

     The sub-advisory agreement between AIM and INVESCO was last approved by the Board, including a majority of independent directors, on May 11, 1999.

WHAT ARE THE TERMS OF THE CURRENT GLOBAL GROWTH AND INCOME SUB-ADVISORY
AGREEMENT?

     The duties of INVESCO under the current sub-advisory agreement include:

     - Obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the fund, and whether concerning the individual issuers whose securities are included in the fund or the activities in which such issuers engage, or with respect to securities which INVESCO considers desirable for inclusion in the fund's investment portfolio;

     - Determining which issuers and securities shall be represented in the fund's investment portfolio and regularly reporting thereon to AIM and, at the request of AIM, to the Board; and

     - Formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to AIM and, at the request of AIM, to the Board.

HOW DO THE TERMS OF THE PROPOSED GLOBAL GROWTH AND INCOME SUB-ADVISORY AGREEMENT DIFFER FROM THE CURRENT SUB-ADVISORY AGREEMENT?

     The proposed sub-advisory agreement differs from the current sub-advisory agreement primarily because it:

     - Clarifies that INVESCO will provide continuous investment program to all or a portion of the securities, investments and cash of the fund (the "Sub-Advised Assets"). This change permits AIM to retain the right to manage all or some of the assets (for example, cash management).

     - Explicitly acknowledge INVESCO's duty to maintain compliance procedures for the fund that INVESCO and AIM reasonably believe are adequate to ensure the fund's compliance with the 1940 Act and the investment objectives and policies of the fund.

     - Eliminates the section entitled "Expenses" in the existing agreement since this information was duplicative of the terms in the advisory agreement and unnecessary in the sub-advisory agreement.

     - Revises the compensation section so that INVESCO would receive an annual fee equal to 40% of AIM's compensation on the sub-advised assets. The current agreement provides that the sub-advisor receives 0.40% of average daily net assets.

     - Adds a section on "Governing Law" to clarify that the contract will be construed according to the laws of the State of Texas.

WHAT FEES ARE CHARGED BY INVESCO TO SIMILAR FUNDS ADVISED BY THEM?

     INVESCO provides investment advisory services to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies and individuals and personal holding companies. INVESCO charges clients whose accounts are invested primarily in equity securities or in a combination of equity and fixed income securities the following fees: 0.5% of the first L10 million of assets under management; 0.25% on the next L10 million of assets under management; and 0.15% on assets in excess of L20 million, with a minimum fee per annum of L25,000. As of February 1, 2000 L10 million is equivalent to $16,148,000.

WHAT DID THE DIRECTORS CONSIDER IN APPROVING THE SUB-ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed sub-advisory agreement at a meeting held in person on February 3, 2000. The independent directors also discussed approval of the proposed sub-advisory agreement with independent counsel at that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM and INVESCO to assist in its deliberations. The Board considered various matters in determining the reasonableness and fairness of the proposed changes in the current sub-advisory agreement with respect to the fund. In doing so, the Board considered the fact that the changes (i) would not result in any changes in the persons providing sub-advisory services to the fund; (ii) would not result in any changes to the types or level of services provided by INVESCO to the fund;
(iii) would not result in any changes to the sub-advisory fees payable to INVESCO; and (iv) would clarify the terms under which AIM will provide sub-advisory services to the fund and would omit outdated, or otherwise unnecessary, provisions from the new sub-advisory agreement. After considering these matters, the Board concluded that it is in the best interests of the fund and its shareholders to approve the new sub-advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the questions and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     If approved, the new sub-advisory agreement will become effective on April 17, 2000 and will expire, unless renewed, on or before June 30, 2001. If you do not approve the new sub-advisory agreement, the current sub-advisory agreement will remain in effect.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSALS 5(a) THROUGH 5(h):  CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS OF
                                   EACH FUND

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     Pursuant to the 1940 Act, each fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Board approved the changes to your fund's fundamental investment restrictions at a meeting held on February 3, 2000. The current fundamental investment restrictions for each fund are in Appendix K.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the funds' current fundamental restrictions that the funds have adopted reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. Other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new AIM funds have been created or acquired during recent years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved changes to substantially all of the funds' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental. The funds' fundamental investment restriction permitting a fund to invest all of its assets in a single open-end investment company under certain circumstances will not change.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the funds with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the AIM funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, each fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to a fund's investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the funds' fundamental restrictions is discussed below. The proposed fundamental restrictions will provide the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the funds will have this flexibility, if the proposed restrictions are approved, several non-fundamental investment restrictions which function as internal operating guidelines will become effective. AIM must follow the non-fundamental investment restrictions in managing the funds. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

     With respect to each fund and each fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

               PROPOSAL 5(a):  CHANGE TO FUNDAMENTAL RESTRICTION
                           ON ISSUER DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5(a) applies to shareholders of all funds other than Global Utilities.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 5(a), the existing fundamental restriction on issuer diversification for each fund other than Global Utilities will read as follows:

     "The fund is a "diversified company" as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The funds to which this change would apply are "diversified" funds under the 1940 Act. (Global Utilities is a non-diversified fund.) The proposed change would permit the funds to take advantage of 1940 Act laws, interpretations and exemptions in effect from time to time relating to issuer diversification. However, the Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund (other than Global Utilities):

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets (and for Money Market, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC."

PROPOSAL 5(b):  CHANGE TO FUNDAMENTAL RESTRICTION ON BORROWING MONEY AND ISSUING
                               SENIOR SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5(b) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 5(b), the existing fundamental restriction on issuing senior securities and borrowing money for each of the funds would read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The 1940 Act establishes limits on the ability of the funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the company's shares with respect to the distribution of its assets or the payment of dividends.

     The proposed restriction is substantially similar to the funds' current investment restriction, but it would make the funds' restriction on borrowing money and issuing senior securities no more limiting than required by the 1940 Act laws, interpretations or exemptions, rather than just the 1940 Act laws. The Board believes that changing the funds' fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund). The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

     The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets."

               PROPOSAL 5(c):  CHANGE TO FUNDAMENTAL RESTRICTION
                           ON UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5(c) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 5(c), the existing fundamental restriction on underwriting securities for each of the funds would read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

  Discussion:

     The proposed change to this fundamental restriction expands the types of transactions in which a fund may engage even if it may be considered to be an underwriter. Otherwise, the proposed restriction is substantially similar to the funds' current investment restriction.

               PROPOSAL 5(d):  CHANGE TO FUNDAMENTAL RESTRICTION
                           ON INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5(d) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

  All Funds Other than Global Utilities

     Upon the approval of Proposal 5(d) by shareholders of each fund other than Global Utilities, the existing fundamental restriction on industry concentration for each of these funds would read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for Money Market, bank instruments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

     The proposed changes in this restriction for all funds other than Global Utilities would make the fundamental restriction on industry concentration for those funds no more limiting than required by the 1940 Act laws, interpretations or exemptions. The proposed change would clarify that for industry concentration purposes, the funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     If you approve the proposed change, the following non-fundamental restriction will become effective for each fund other than Global Utilities:

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

  Global Utilities

     Upon the approval by shareholders of Global Utilities of Proposal 5(d), the existing fundamental restriction on industry concentration for Global Utilities would be changed as follows:

     "The fund will concentrate (as such term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of domestic and foreign public utility companies."

     The proposed change to this fundamental restriction for Global Utilities will make explicit the group of industries in which Global Utilities will concentrate its investments.

     If you approve the proposed change, the following non-fundamental restriction will become effective for Global Utilities:

     "For purposes of Global Utilities' fundamental restriction regarding industry concentration, public utility companies shall consist of companies that produce or supply electricity, natural gas, water, sanitary services, and telephone, cable, satellite, telegraph or other communication or information transmission services, as well as developing utility technology companies and holding companies which derive at least 40% of their revenues from utility-related activities."

               PROPOSAL 5(e):  CHANGE TO FUNDAMENTAL RESTRICTION
                      ON PURCHASING OR SELLING REAL ESTATE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5(e) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 5(e), the existing fundamental restriction on real estate investments for each of the funds would read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

  Discussion:

     Although the proposed restriction is similar to the existing fundamental restriction, the proposed changes to this fundamental restriction would clarify the types of real estate-related securities that are permissible investments for each fund.

               PROPOSAL 5(f):  CHANGE TO FUNDAMENTAL RESTRICTION
                      ON PURCHASING OR SELLING COMMODITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5(f) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 5(f), the existing fundamental restriction on investing in commodities for each of the funds would read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

  Discussion:

     The proposed changes to this fundamental restriction are intended to limit the prohibition on purchasing commodities to physical commodities to ensure that the funds will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the funds' other investment policies. Furthermore, the proposed restriction would allow the funds to respond to the rapid and continuing development of derivative products. The proposed restriction also broadens the types of futures and options contracts that are not prohibited by the investment restriction.

     Money Market does not intend to invest in puts, calls or combinations thereof.

     The Board does not expect this change to have any material impact on the funds' current operations.

               PROPOSAL 5(g):  CHANGE TO FUNDAMENTAL RESTRICTION
                                ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5(g) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 5(g), the existing fundamental restriction on making loans for each of the funds would read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed fundamental restriction more completely describes various types of debt instruments available in the financial markets that the funds may purchase that do not constitute the making of a loan, and broadens the potential circumstances under which the funds could make loans.

     If you approve the proposed change, the following non-fundamental restriction will become effective for each fund:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

                   PROPOSAL 5(h):  ELIMINATION OF FUNDAMENTAL
              RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5(h) applies to shareholders of each fund.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 5(h), the existing fundamental restriction on investing for the purpose of control for each of the funds would be eliminated.

  Discussion:

     The Board proposes to eliminate this fundamental restriction, which prohibits each of the funds from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify each fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. No fund, however, currently intends to become involved in directing or administering the day-to-day operations of any company.

     AIM believes that it should be able to communicate freely each fund's views as a shareholder on important matters of policy to a company's management, its board of directors and its shareholders, when AIM or the Board believes that such action or policy may affect significantly the value of its investment. The activities that each fund might engage in, either individually or with others, include seeking changes in a company's direction, seeking the sale of a company or a portion of its assets, or participating in a takeover effort or in opposition to a takeover effort. AIM believes that each fund currently may engage in such activities without necessarily violating this fundamental restriction. Nevertheless, the existence of the investment restriction might give rise to a claim that such activities did in fact constitute investing for control or management.

WHEN WILL PROPOSALS 5(a) THROUGH 5(h) BE IMPLEMENTED?

     If you approve each of the above proposals, the new fundamental restrictions will replace the current corresponding fundamental investment restrictions for all funds. Accordingly, they and the current fundamental investment restriction pertaining to investing in a single open-end management investment company will become the only fundamental investment restrictions under which these funds will operate. If approved, the above restrictions may not be changed with respect to your fund without the approval of the holders of a majority of your fund's outstanding voting securities. The Board anticipates that these proposals, if approved, will be implemented on April 17, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 5(a) THROUGH 5(h)?

        ----------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 5(a) THROUGH 5(h).
        ----------------------------------------------------------------

                PROPOSAL 6:  CHANGE TO INVESTMENT OBJECTIVES OF
                AGGRESSIVE GROWTH, BALANCED, BLUE CHIP, CAPITAL
               DEVELOPMENT, DIVERSIFIED INCOME, GLOBAL GROWTH AND
                  INCOME, GROWTH AND INCOME, MONEY MARKET AND
                      TELECOMMUNICATIONS SO THAT THEY ARE
                                NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6 applies only to shareholders of Aggressive Growth, Balanced, Blue Chip, Capital Development, Diversified Income, Global Growth and Income, Growth and Income, Money Market and Telecommunications.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve making your fund's investment objective non-fundamental, rather than fundamental. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The investment objective of your fund is in Appendix L. By making an objective non-fundamental, the Board may amend it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate changing the investment objective of your fund at the present time.

     The Board expects that you will benefit from this proposed change because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and the costs of a shareholder vote. This should make your fund more competitive among its peers.

     For example, although the investment objective of Telecommunications will not currently change, the Board has approved changing the name of Telecommunications to the AIM V.I. Telecommunications and Technology Fund. The Board has also approved a change in the investment policy of Telecommunications to provide that the fund will invest under normal conditions at least 65% of its assets in securities issued by companies in the telecommunications and technology industries. All of the foregoing changes will become effective on April 17, 2000. If as a result of these changes the Board determines in the future to change the fund's investment objective, it may do so without shareholder approval.

WHEN WILL PROPOSAL 6 BE IMPLEMENTED?

     The Board anticipates that Proposal 6, if approved, will be implemented on April 17, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 6?

        ----------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
        ----------------------------------------------------------------

PROPOSAL 7:  CHANGING THE INVESTMENT OBJECTIVES OF CAPITAL APPRECIATION, GLOBAL
             UTILITIES, GOVERNMENT SECURITIES, GROWTH, INTERNATIONAL EQUITY
             AND VALUE AND MAKING THE INVESTMENT OBJECTIVE NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 7 applies only to shareholders of Capital Appreciation, Global Utilities, Government Securities, Growth, International Equity and Value.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment objective as follows: (1) for each of these six funds, by making the investment objective non-fundamental; (2) for each of the funds, by eliminating from the investment objective the types of securities the fund proposes to purchase in seeking to achieve its objective; and (3) for Global Utilities, by changing the investment objective so that the fund would achieve a high total return rather than primarily a high level of current income. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix L. By making an objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate making additional changes to the investment objective of your fund at the present time.

     The Board believes that the basic investment objective of the fund should be separate from the types of securities the fund may purchase to achieve its objective. This change will permit the Board to change the types of securities the fund may purchase without also changing the fund's investment objective.

     If shareholders approve this proposal, with the exception of Capital Appreciation and Global Utilities, neither the investment objective nor the proposed separate investment policy regarding the types of securities your fund may purchase will change as a result of the proposal.

  Capital Appreciation:

     For Capital Appreciation, the investment objective of the fund will not change, but the investment policy will change. Currently, the fund emphasizes investment in medium and small sized growth companies in seeking to achieve its objective of growth of capital. If this proposal is approved, the fund will seek to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Board is recommending this change to permit the fund to invest in securities regardless of the size of the issuer.

     If shareholders of Capital Appreciation approve this proposal, the investment objective of Capital Appreciation will read as follows:

     "The fund's investment objective is growth of capital."

  Global Utilities

     For Global Utilities, the investment objective of the fund will change, but the investment policy will not change. Currently, the fund seeks to achieve a high level of current income and secondarily, growth of capital. If this proposal is approved by shareholders, its investment objective will change so that the fund will seek to achieve a high total return. The Board is recommending this change so that the investment objective conforms to the investment characteristics of public utility company securities currently available in the market place. These securities have the potential for capital appreciation, but may not be income-producing.

     If shareholders of Global Utilities approve this proposal, the investment objective of Global Utilities will read as follows:

     "The fund's investment objective is to achieve a high total return."

     Global Utilities will seek to achieve its objective by investing, normally, at least 65% of its total assets in securities of domestic and foreign public utility companies. Public utility companies include companies that produce or supply electricity, natural gas, water, sanitary services, and telephone, telegraph, cable, satellite or other communication or information transmission services, as well as developing utility technology companies and holding companies which derive at least 40% of their revenues from utility-related activities. The fund will seek to position itself to take advantage of deregulation in the utility industry, and advances in communications and natural gas technology.

  Government Securities

     If shareholders of Government Securities approve this proposal, the investment objective of Government Securities will read as follows:

     "The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal."

     Government Securities will also retain the investment policy of investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

  Growth

     If shareholders of Growth approve this proposal, the investment objective of Growth will read as follows:

     "The fund's investment objective is to achieve growth of capital."

     Growth will also retain the investment policy of investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

  International Equity

     If shareholders of International Equity approve this proposal, the investment objective of International Equity will read as follows:

     "The fund's investment objective is to achieve long-term growth of capital."

     International Equity will retain the policy of investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

  Value

     If shareholders of Value approve this proposal, the investment objective of Value will read as follows:

     "The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective."

     Value will retain the policy of investing primarily in equity securities judged by AIM to be undervalued relative to its appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

     The Board expects that you will benefit from these proposed changes because it will be able to change your fund's investment objective and related investment policies without incurring the time and the costs of a shareholder vote. In addition, for Capital Appreciation and Utilities, the changes permit these funds to purchase a broader range of securities available in the marketplace. The Board believes that this additional flexibility to respond to new developments and changing trends in the marketplace may make your fund more competitive among its peers.

WHEN WILL PROPOSAL 7 BE IMPLEMENTED?

     The Board anticipates that Proposal 7, if approved, will be implemented on April 17, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 7?

        ----------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
        ----------------------------------------------------------------

 PROPOSAL 8:  RATIFICATION OF SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT
                                  ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 8 applies to shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected Tait, Weller & Baker as independent accountants for each fund for its fiscal year ending December 31, 2000. As each fund's independent accountants, Tait, Weller & Baker will examine and verify the accounts and securities of that fund and report on them to the Board and to that fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED TAIT, WELLER & BAKER AS THE INDEPENDENT ACCOUNTANTS?

     Tait, Weller & Baker was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. Tait, Weller & Baker has served as independent accountants for the funds since their inception.

WILL A REPRESENTATIVE FROM TAIT, WELLER & BAKER BE AVAILABLE FOR QUESTIONS?

     The Board does not expect that a representative of Tait, Weller & Baker will be present at the meeting.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 8?

        ----------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
        ----------------------------------------------------------------

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE COMPANY?

     Information about the executive officers of the company is in Appendix M.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each fund's shares by the directors and the executive officers of the company and by 5% holders of each fund is in Appendix N.

WHO ARE THE INVESTMENT ADVISORS, ADMINISTRATOR AND PRINCIPAL UNDERWRITERS OF THE FUNDS?

     A I M Advisors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor and administrator for the funds.

     A I M Distributors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for each of the funds.

     H.S. Dent Advisors, Inc., whose principal address is 6515 Gwin Road, Oakland, California 94611, serves as investment sub-advisor to Dent Demographic Trends.

     INVESCO Asset Management Limited, whose principal address is 11 Devonshire Square, London, England EC2 M4YR, serves as investment sub-advisor to Global Growth and Income.

HAS THE COMPANY HIRED A PROXY SOLICITOR?

     The company has engaged the services of Shareholder Communications Corporation (SCC) to assist it in soliciting proxies for the meeting. The company estimates that the aggregate cost of SCC's services will be approximately

$[     ]. The company will bear the cost of soliciting proxies. The company expects to solicit proxies principally by mail, but SCC may also solicit proxies by telephone, facsimile, or personal interview. The company may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the funds do not hold regular meetings of shareholders. If a contract holder wishes to submit a proposal for consideration at a meeting of shareholders of a fund, he or she should send such proposal to his or her insurance company. To be considered for presentation at a shareholders' meeting, the insurance company must receive proposals and transmit them to the company a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR BY CALLING 1-800-410-4246.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                  SHARES OF AIM VARIABLE INSURANCE FUNDS, INC.

                                                               NUMBER OF SHARES
                                                                OUTSTANDING ON
NAME OF FUND                                                   JANUARY 20, 2000
------------                                                   ----------------
AIM V.I. Aggressive Growth Fund.............................
AIM V.I. Balanced Fund......................................
AIM V.I. Blue Chip Fund.....................................
AIM V.I. Capital Appreciation Fund..........................
AIM V.I. Capital Development Fund...........................
AIM V.I. Dent Demographic Trends Fund.......................
AIM V.I. Diversified Income Fund............................
AIM V.I. Global Growth and Income Fund......................
AIM V.I. Global Utilities Fund..............................
AIM V.I. Government Securities Fund.........................
AIM V.I. Growth and Income Fund.............................
AIM V.I. Growth Fund........................................
AIM V.I. High Yield Fund....................................
AIM V.I. International Equity Fund..........................
AIM V.I. Money Market Fund..................................
AIM V.I. Telecommunications Fund............................
AIM V.I. Value Fund.........................................

                                   APPENDIX B

                       AIM VARIABLE INSURANCE FUNDS, INC.

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of December 7, 1999, is entered into by and between AIM Variable Insurance Funds, Inc., a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Company currently publicly offers shares of common stock representing interests in seventeen separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated a single class of common stock that represent interests in each Current Fund.

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization (the "Reorganization"), the Board of Trustees of the Trust has established seventeen series portfolios corresponding to the Current Funds (each a "New Fund"), and has designated a single class of shares of beneficial interest in each New Fund. Schedule A lists the New Funds.

     The Reorganization will occur through the transfer of all of the assets of each Current Fund to the corresponding New Fund. In consideration of its receipt of these assets, each New Fund will assume all of the liabilities of the corresponding Current Fund, and will issue to the Current Fund shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of

Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the Company's seventeen series portfolios.

     1.5 "Current Fund Shares" shall mean the shares of the Current Funds outstanding immediately prior to the Reorganization.

     1.6  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.7 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.8 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.9 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund, issued to a Current Fund in consideration of the New Fund's receipt of the Current Fund's Assets.

     1.10  "Registration Statement" shall have the meaning set forth in Section
5.4

     1.11 "RIC" shall mean a regulated investment company under Subchapter M of the Code.

     1.12  "SEC" shall mean the Securities and Exchange Commission.

     1.13 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.14  "Shareholders' Meeting" shall have the meaning set forth in Section
5.1.

     1.15  "Transfer Agent" shall have the meaning set forth in Section 2.2

     1.16  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2. PLAN OF REORGANIZATION.

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of the each New Fund agrees in exchange therefor:

          (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Current Fund Shares; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $1.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to Section 2.2, the Company shall dissolve its existence as corporation under Maryland law.

     2.4 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.5 Any reporting responsibility of the Company or each Current Fund to a public authority is, and shall remain its responsibility up to and including the date on which it is terminated.

3. CLOSING.

     3.1 The Closing shall occur at the principal office of the Company on April 17, 2000, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

          (g) There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders; and

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject.

     4.2 The Trust represents and warrants on its own behalf, and on behalf of each New Fund as follows:

          (a) The Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) At the Effective Time, the Trust will succeed to the Company's registration statement filed under the 1940 Act with the SEC and thus will become duly registered as an open-end management investment company under the 1940 Act;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to the corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and non-assessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets;

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5. COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its Shareholders (the "Shareholders Meeting") to consider and act on this Agreement. The Board of Directors of the Company shall recommend that Shareholders approve this Agreement and the transactions contemplated by this Agreement. Approval by Shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 The Trust's trustees shall authorize the issuance of, and each New Fund shall issue, prior to the Closing, one New Fund Share of each New Fund to the Company in consideration of the payment of $1.00 per share for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees

(to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in
Section 5.3;

     5.3 Immediately prior to the Closing, the Trust (on its own behalf of and with respect to each New Fund, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement and a Transfer Agency and Servicing Agreement; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and (ii) pursuant to which the Trust adopts such Registration Statement, as so amended, as its own, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6. CONDITIONS PRECEDENT.

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     6.1 The Shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

     6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) The Reorganization will constitute a Reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a Reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized to a Current Fund on the transfer of the Assets to the corresponding New Fund in exchange solely for New Fund Shares and the New Fund's assumption of the Liabilities or on the subsequent distribution of New Fund Shares to the Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

          (c) No gain or loss will be recognized to a New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

          (d) Each New Fund's basis for the Assets will be the same as the basis thereof in the corresponding Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for the Assets will include the Current Fund's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

          (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Share-holder's holding period for such New Fund Shares will include its holding period for the Current Fund Shares constructively surrendered, provided that the New Fund Shares are held as capital assets by the Shareholder at the Effective Time.

     6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Section 6.1) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's shareholders.

7. EXPENSES.

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8. ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9. AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10. TERMINATION.

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's Shareholders:

     10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 31, 1999; or

     10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11. MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by authorized officers of the Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the Trust personally, but shall bind only the assets and property of the New Funds, as provided in the Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                              AIM VARIABLE INSURANCE FUNDS,
                                     INC.,
                                     on behalf of each of its series
                                     listed in Schedule A to this
                                     Agreement

       /s/ NANCY L. MARTIN              By:   /s/ ROBERT H. GRAHAM
---------------------------------    ---------------------------------
                                     Title: President
                                           ---------------------------

Attest:                              AIM VARIABLE INSURANCE FUNDS,
                                     on behalf of each of its series
                                     listed in Schedule A to this
                                     Agreement

       /s/ NANCY L. MARTIN              By:   /s/ ROBERT H. GRAHAM
---------------------------------    ---------------------------------
                                     Title: President
                                           ---------------------------

                                   SCHEDULE A

SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.  CORRESPONDING SERIES OF AIM VARIABLE INSURANCE FUNDS
          (EACH A "CURRENT FUND")                             (EACH A "NEW FUND")
--------------------------------------------  ----------------------------------------------------
AIM V.I. Aggressive Growth Fund               AIM V.I. Aggressive Growth Fund
AIM V.I. Balanced Fund                        AIM V.I. Balanced Fund
AIM V.I. Blue Chip Fund                       AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund            AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund             AIM V.I. Capital Development Fund
AIM V.I. Dent Demographic Trends Fund         AIM V.I. Dent Demographic Trends Fund
AIM V.I. Diversified Income Fund              AIM V.I. Diversified Income Fund
AIM V.I. Global Growth and Income Fund        AIM V.I. Global Growth and Income Fund
AIM V.I. Global Utilities Fund                AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund           AIM V.I. Government Securities Fund
AIM V.I. Growth and Income Fund               AIM V.I. Growth and Income Fund
AIM V.I. Growth Fund                          AIM V.I. Growth Fund
AIM V.I. High Yield Fund                      AIM V.I. High Yield Fund
AIM V.I. International Equity Fund            AIM V.I. International Equity Fund
AIM V.I. Money Market Fund                    AIM V.I. Money Market Fund
AIM V.I. Telecommunications Fund              AIM V.I. Telecommunications Fund
AIM V.I. Value Fund                           AIM V.I. Value Fund

                                   APPENDIX C

                       AIM VARIABLE INSURANCE FUNDS, INC.
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between AIM Variable Insurance Funds, Inc., a Maryland corporation (the "Company") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "l940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's Charter (the "Charter") authorizes the Board of Directors of the Company (the "Board of Directors") to create separate series of shares of common stock of the Company, and as of the date of this Agreement, the Board of Directors has created seventeen separate series portfolios (such portfolios and any other portfolios hereafter added to the Company being referred to collectively herein as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Directors;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors; and

          (e) take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Directors and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

     6. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Charter, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Company understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Advisor so acting, provided that whenever the Company and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Company understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Company individually but are binding only upon the assets and property of the Company and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                         AIM VARIABLE INSURANCE FUNDS, INC.
                                         (a Maryland corporation)
Attest:
                                         By:
---------------------------------------      ----------------------------------
      Assistant Secretary                                President


(SEAL)


                                         A I M ADVISORS, INC.
Attest:
                                         By:
---------------------------------------      ----------------------------------
      Assistant Secretary                                President


(SEAL)

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                      EFFECTIVE DATE OF
NAME OF FUND                                          ADVISORY AGREEMENT
------------                                          ------------------
AIM V.I. Aggressive Growth Fund                         April 17, 2000
AIM V.I. Balanced Fund                                  April 17, 2000
AIM V.I. Blue Chip Fund                                 April 17, 2000
AIM V.I. Capital Appreciation Fund                      April 17, 2000
AIM V.I. Capital Development Fund                       April 17, 2000
AIM V.I. Dent Demographic Trends Fund                   April 17, 2000
AIM V.I. Diversified Income Fund                        April 17, 2000
AIM V.I. Global Growth and Income Fund                  April 17, 2000
AIM V.I. Global Utilities Fund                          April 17, 2000
AIM V.I. Government Securities Fund                     April 17, 2000
AIM V.I. Growth and Income Fund                         April 17, 2000
AIM V.I. Growth Fund                                    April 17, 2000
AIM V.I. High Yield Fund                                April 17, 2000
AIM V.I. International Equity Fund                      April 17, 2000
AIM V.I. Money Market Fund                              April 17, 2000
AIM V.I. Telecommunications Fund                        April 17, 2000
AIM V.I. Value Fund                                     April 17, 2000

                                   APPENDIX B

                          COMPENSATION TO THE ADVISOR

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                       AIM V.I. CAPITAL APPRECIATION FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                              AIM V.I. GROWTH FUND
                        AIM V.I. GROWTH AND INCOME FUND
                              AIM V.I. VALUE FUND

                                               ANNUAL
NET ASSETS                                      RATE
----------                                     ------
First $250 million...........................  0.65%
Over $250 million............................  0.60%

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                              ANNUAL
NET ASSETS                                     RATE
----------                                    ------
First $150 million..........................   0.80%
Over $150 million...........................  0.625%

                             AIM V.I. BALANCED FUND

                                               ANNUAL
NET ASSETS                                      RATE
----------                                     ------
First $150 million...........................  0.75%
Over $150 million............................  0.50%

                            AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                              ANNUAL
NET ASSETS                                     RATE
----------                                    ------
First $350 million..........................   0.75%
Over $350 million...........................  0.625%

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                               ANNUAL
NET ASSETS                                      RATE
----------                                     ------
First $2 billion.............................  0.85%
Over $2 billion..............................  0.80%

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               ANNUAL
NET ASSETS                                      RATE
----------                                     ------
First $250 million...........................  0.60%
Over $250 million............................  0.55%

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
                        AIM V.I. TELECOMMUNICATIONS FUND

                                               ANNUAL
NET ASSETS                                      RATE
----------                                     ------
Average Daily Net Assets.....................  1.00%

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                               ANNUAL
NET ASSETS                                      RATE
----------                                     ------
First $250 million...........................  0.50%
Over $250 million............................  0.45%

                            AIM V.I. HIGH YIELD FUND

                                              ANNUAL
NET ASSETS                                     RATE
----------                                    ------
First $200 million..........................  0.625%
Next $300 million...........................   0.55%
Next $500 million...........................   0.50%
Amount over $1 billion......................   0.45%

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                               ANNUAL
NET ASSETS                                      RATE
----------                                     ------
First $250 million...........................  0.75%
Over $250 million............................  0.70%

                           AIM V.I. MONEY MARKET FUND

                                               ANNUAL
NET ASSETS                                      RATE
----------                                     ------
First $250 million...........................  0.40%
Over $250 million............................  0.35%

                                   APPENDIX D

                          DATES OF ADVISORY AGREEMENTS

                                                   DATE LAST
                          DATE OF CURRENT        SUBMITTED TO A        DATE AIM BECAME
NAME OF FUND            ADVISORY AGREEMENT    VOTE OF SHAREHOLDERS    INVESTMENT ADVISOR
------------           ---------------------  --------------------   --------------------
AIM V.I. Aggressive    Dated February 28,     April 15, 1998**       April 15, 1998
  Growth Fund          1997 as amended April
                       4, 1998, December 14,
                       1998, September 24,
                       1999 and December 30,
                       1999

AIM V.I. Balanced      Dated February 28,     April 15, 1998**       April 15, 1998
  Fund                 1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Blue Chip     Dated February 28,     September 14, 1999**   September 24, 1999
  Fund                 1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Capital       Dated February 28,     February 7, 1997*      March 31, 1993
  Appreciation Fund    1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Capital       Dated February 28,     April 15, 1998**       April 15, 1998
  Development Fund     1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

* The current advisory agreement was last submitted to a vote of public shareholders of the fund in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC.

** The current advisory agreement was submitted to a vote of the initial shareholder of the fund prior to commencement of operations.

                                                   DATE LAST
                          DATE OF CURRENT        SUBMITTED TO A        DATE AIM BECAME
NAME OF FUND            ADVISORY AGREEMENT    VOTE OF SHAREHOLDERS    INVESTMENT ADVISOR
------------           ---------------------  --------------------   --------------------
AIM V.I. Dent          Dated February 28,     December 30, 1999**    December 30, 1999
  Demographic Trends   1997 as amended April
  Fund                 15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Diversified   Dated February 28,     February 7, 1997*      March 31, 1993
  Income Fund          1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Global        Dated February 28,     December 14, 1998**    December 14, 1998
  Growth and Income    1997 as amended April
  Fund                 15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Global        Dated February 28,     February 7, 1997*      March 31, 1993
  Utilities Fund       1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Government    Dated February 28,     February 7, 1997*      March 31, 1993
  Securities Fund      1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Growth Fund   Dated February 28,     February 7, 1999*      March 31, 1993
                       1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

* The current advisory agreement was last submitted to a vote of public shareholders of the fund in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC.

** The current advisory agreement was submitted to a vote of the initial shareholder of the fund prior to commencement of operations.

                                                   DATE LAST
                          DATE OF CURRENT        SUBMITTED TO A        DATE AIM BECAME
NAME OF FUND            ADVISORY AGREEMENT    VOTE OF SHAREHOLDERS    INVESTMENT ADVISOR
------------           ---------------------  --------------------   --------------------
AIM V.I. Growth and    Dated February 28,     February 7, 1997*      March 31, 1993
  Income Fund          1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. High Yield    Dated February 28,     April 15, 1998**       April 15, 1998
  Fund                 1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I.               Dated February 28,     February 7, 1997*      March 31, 1993
  International        1997 as amended April
  Equity Fund          15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Money Market  Dated February 28,     February 7, 1997*      March 31, 1993
  Fund                 1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I.               Dated February 28,     December 14, 1998**    December 14, 1998
  Telecommunications   1997 as amended April
  Fund                 15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

AIM V.I. Value Fund    Dated February 28,     February 7, 1997*      March 31, 1993
                       1997 as amended April
                       15, 1998, December
                       14, 1998, September
                       24, 1999 and December
                       30, 1999

* The current advisory agreement was last submitted to a vote of public shareholders of the fund in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC.

** The current advisory agreement was submitted to a vote of the initial shareholder of the fund prior to commencement of operations.

                                   APPENDIX E

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME AND ADDRESS           POSITION WITH AIM           PRINCIPAL OCCUPATION
----------------           -----------------           --------------------
Charles T. Bauer           Director and Chairman       See director table under Proposal 1

Gary T. Crum               Director and Senior         See Appendix M
                           Vice President

Robert H. Graham           Director and President      See director table under Proposal 1

Dawn M. Hawley             Director, Senior Vice       Senior Vice President, Chief
                           President and Treasurer     Financial Officer and Treasurer,
                                                       A I M Management Group Inc.; and
                                                       Vice President and Treasurer, A I M
                                                       Capital Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund
                                                       Services, Inc. and Fund Management
                                                       Company

Carol F. Relihan           Director, Senior Vice       See Appendix M
                           President, General
                           Counsel and Secretary

                                   APPENDIX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                           TOTAL NET ASSETS    AGGREGATE NET
                                             FOR THE MOST       FEES PAID TO     FEE WAIVERS FOR
                                               RECENTLY         AIM FOR THE          THE MOST
                           ANNUAL RATE        COMPLETED        MOST RECENTLY         RECENTLY
                        (BASED ON AVERAGE       FISCAL        COMPLETED FISCAL   COMPLETED FISCAL
NAME OF FUND            DAILY NET ASSETS)   PERIOD OR YEAR     PERIOD OR YEAR     PERIOD OR YEAR
------------            -----------------  ----------------   ----------------   ----------------
AIM V.I. Aggressive     0.80% of first      $   17,325,844      $         0        $  66,764
  Growth Fund           $150 million;
                        0.625% of the
                        excess over $150
                        million

AIM V.I. Balanced Fund  0.75% of first          48,307,070          183,468           26,814
                        $150 million;
                        0.50% of the
                        excess over $150
                        million

AIM V.I. Blue Chip      0.75% of first             999,604                0               41
  Fund                  $350 million;
                        0.625% of the
                        excess over $350
                        million

AIM V.I. Capital        0.65% of first       1,131,217,460        4,830,846                0
  Appreciation Fund     $250 million;
                        0.60% of the
                        excess over $250
                        million

AIM V.I. Capital        0.75% of first          11,034,931                0           35,726
  Development Fund      $350 million;
                        0.625% of the
                        excess over $350
                        million

AIM V.I. Dent           0.85% of first $2          999,599                0               47
  Demographic Trends    billion; 0.80% of
  Fund                  the excess over
                        $2 billion

AIM V.I. Diversified    0.60% of first          99,508,578          556,413                0
  Income Fund           $250 million;
                        0.55% of the
                        excess over $250
                        million

AIM V.I. Global Growth  1.00%                   30,756,126           68,674           11,500
  and Income Fund

AIM V.I. Global         0.65% of first          39,772,266          202,137                0
  Utilities Fund        $250 million;
                        0.60% of the
                        excess over $250
                        million

                                           TOTAL NET ASSETS    AGGREGATE NET
                                             FOR THE MOST       FEES PAID TO     FEE WAIVERS FOR
                                               RECENTLY         AIM FOR THE          THE MOST
                           ANNUAL RATE        COMPLETED        MOST RECENTLY         RECENTLY
                        (BASED ON AVERAGE       FISCAL        COMPLETED FISCAL   COMPLETED FISCAL
NAME OF FUND            DAILY NET ASSETS)   PERIOD OR YEAR     PERIOD OR YEAR     PERIOD OR YEAR
------------            -----------------  ----------------   ----------------   ----------------
AIM V.I. Government     0.50% of first      $   70,761,222      $   315,598          $     0
  Securities Fund       $250 million;
                        0.45% of the
                        excess over $250
                        million

AIM V.I. Growth and     0.65% of first       2,443,263,980       10,438,977                0
  Income Fund           $250 million;
                        0.60% of the
                        excess over $250
                        million

AIM V.I. Growth Fund    0.65% of first         704,095,680        3,026,404                0
                        $250 million;
                        0.60% of the
                        excess over $250
                        million

AIM V.I. High Yield     0.625% of first         25,268,186           58,392           45,183
  Fund                  $200 million;
                        0.55% of next
                        $300 million;
                        0.50% of next
                        $500 million; and
                        0.45% of excess
                        over $1 billion

AIM V.I. International  0.75% of first         454,059,551        2,066,153                0
  Equity Fund           $250 million;
                        0.70% of excess
                        over $250 million

AIM V.I. Money Market   0.40% of first          95,152,169          317,031                0
  Fund                  $250 million;
                        0.35% of excess
                        over 250 million

AIM V.I.                1.00%                  108,427,764          756,068                0
  Telecommunications
  Fund

AIM V.I. Value Fund     0.65% of first       2,383,366,571       10,380,472                0
                        $250 million;
                        0.60% of the
                        excess over $250
                        million

                                   APPENDIX G

                        FEES PAID TO AIM AND AFFILIATES
                           IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal period or year ended December 31, 1999 by the company to A I M Advisors, Inc. ("AIM") for administrative services and to A I M Distributors, Inc., a wholly owned subsidiary of AIM. The administrative and distribution services currently provided by AIM and A I M Distributors, Inc. will continue to be provided if the proposed investment advisory agreement with AIM is approved.

                                                           AIM
                                                     (ADMINISTRATIVE         A I M
                                                        SERVICES)      DISTRIBUTORS, INC.
                                                     ---------------   ------------------
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Aggressive Growth Fund..................     $ 43,901             $  0
  AIM V.I. Balanced Fund...........................       43,975                0
  AIM V.I. Blue Chip Fund..........................          274                0
  AIM V.I. Capital Appreciation Fund...............      498,993                0
  AIM V.I. Capital Development Fund................       43,891                0
  AIM V.I. Dent Demographic Trends Fund............          274                0
  AIM V.I. Diversified Income Fund.................       50,901                0
  AIM V.I. Global Growth and Income Fund...........       25,232                0
  AIM V.I. Global Utilities Fund...................       51,234                0
  AIM V.I. Government Securities Fund..............       98,225                0
  AIM V.I. Growth and Income Fund..................      102,711                0
  AIM V.I. Growth Fund.............................       73,728                0
  AIM V.I. High Yield Fund.........................       43,433                0
  AIM V.I. International Equity Fund...............       64,730                0
  AIM V.I. Money Market Fund.......................       44,311                0
  AIM V.I. Telecommunications Fund.................       34,698                0
  AIM V.I. Value Fund..............................      107,813                0

                                   APPENDIX H

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Aggressive Growth, Capital Appreciation, Capital Development, Dent Demographic Trends, Growth, International Equity and Telecommunications.


                                                                                                                   FEE WAIVERS,
                                                           ANNUAL RATE                  TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                                        (BASED ON AVERAGE                 THE MOST RECENTLY           EXPENSE
NAME OF FUND                                            DAILY NET ASSETS)               COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                                            -----------------               ---------------------   -------------------
AIM Aggressive Growth Fund.................         0.80% of the first $150 million;       $    2,840,171,882
                                                    0.625% of the excess over $150
                                                    million

AIM Capital Development Fund...............         0.75% of the first $350 million;       $    1,084,854,198
                                                    0.625% of the excess over $350
                                                    million

AIM Constellation Fund.....................         1.00% of the first $30 million;        $   15,288,481,794
                                                    0.75% over $30 million up to $150
                                                    million; 0.625% of the excess over
                                                    $150 million

AIM Dent Demographic Trends Fund...........         0.85% of the first $2 billion;         $      392,908,501
                                                    0.80% of the excess over $2
                                                    billion

AIM Large Cap Growth Fund..................         0.75% of the first $1 billion;         $       13,869,426
                                                    0.70% over $1 billion up to $2
                                                    billion; 0.625% of the excess over
                                                    $2 billion

AIM Mid Cap Growth Fund....................         0.80% of the first $1 billion;                       N/A*
                                                    0.75% of the excess over $1
                                                    billion

AIM Weingarten Fund.......................          1.00% of the first $30 million;        $    9,600,690,471
                                                    0.75% over $30 million up to $350
                                                    million; 0.625% of the excess over
                                                    $350 million

AIM Asian Growth Fund.....................          0.95% of the first $500 million;       $       42,497,099
                                                    0.90% of the excess over $500
                                                    million

AIM European Development Fund.............          0.95% of the first $500 million;       $      178,160,567
                                                    0.90% of the excess over $500
                                                    million

---------------
* AIM Mid Cap Growth Fund commenced operations on November 1, 1999.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Global Aggressive Growth
 Fund.......................  0.90% of the first $1 billion;         $ 1,795,495,057
                              0.85% of the excess over $1
                              billion
AIM Global Growth Fund......  0.85% of the first $1 billion;         $   845,251,073
                              0.80% of the excess over $1
                              billion
AIM International Equity
 Fund.......................  0.95% of the first $1 billion;         $ 3,063,733,110
                              0.90% of the excess over $1
                              billion
AIM Select Growth Fund......  0.80% of the first $150 million;       $ 1,079,458,334
                              0.625% of the excess over $150
                              million
AIM Summit Fund, Inc........  1.00% of the first $10 million;        $ 2,624,615,009
                              0.75% of the next $140 million;
                              0.625% in excess of $150 million
AIM Large Cap Opportunities
 Fund.......................  Base fee of 1.50%; maximum annual                  N/A**
                              performance adjustment of +/-1.00%
AIM Mid Cap Opportunities
 Fund.......................  Base fee of 1.00%; maximum annual      $     4,789,875
                              adjustment of +/-1.00%
AIM Small Cap Opportunities
 Fund.......................  Base fee of 1.00%; maximum annual      $   365,491,330
                              adjustment of +/-0.75%
AIM Basic Value Fund........  First $500 million 0.475%; Next        $   136,276,615
                              $500 million 0.45%; Next $500
                              million 0.425%; excess over 0.40%
AIM Euroland Growth Fund....  First $500 million 0.975%; Next        $   541,308,192
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Japan Growth Fund.......  First $500 million 0.975%; Next        $   304,533,247
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Mid Cap Equity Fund.....  First $500 million 0.725%; Next        $   333,668,281
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM New Pacific Growth
 Fund.......................  First $500 million 0.975%; Next        $   139,121,407
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%


---------
** AIM Large Cap Opportunities Fund commenced operations on December 30, 1999.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Small Cap Growth Fund...  First $500 million 0.475%; Next        $      716,060,823
                              $500 million 0.45%; Next $500
                              million 0.425%; excess over 0.40%
AIM Global Consumer Products
 and Services Fund..........  First $500 million 0.725%; Next        $      184,973,907
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM Global Financial
 Services Fund..............  First $500 million 0.725%; Next        $       81,913,285
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM Global Healthcare
 Fund.......................  First $500 million 0.975%; Next        $      462,669,291
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Global Infrastructure
 Fund.......................  First $500 million 0.725%; Next        $       45,124,457
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%

AIM Global Resources Fund...  First $500 million 0.725%; Next        $       35,998,488
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM Global
 Telecommunications and
 Technology Fund............  First $500 million 0.975%; Next        $    1,935,476,632
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Latin American Growth
 Fund.......................  First $500 million 0.975%; Next        $       88,788,170
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%

AIM Global Trends Fund......  First $500 million 0.975%; Next        $       51,201,676
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Balanced.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Balanced Fund...........  0.75% of the first $150 million;       $3,184,150,172
                              0.50% of the excess over $150
                              million

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Blue Chip, Growth and Income and Value.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Blue Chip Fund..........  0.75% of the first $350 million;       $ 4,540,673,179
                              0.625% of the excess over $350
                              million
AIM Charter Fund............  1.00% of the first $30 million;        $ 7,360,685,298
                              0.75% over $30 million up to $150
                              million; 0.625% of the excess over
                              $150 million
AIM Large Cap Basic Value
 Fund.......................  0.60% of the first $1 billion;         $        1,153,107
                              0.575% over $1 billion up to $2
                              billion; 0.55% of the excess over
                              $2 billion
AIM Value Fund..............  0.80% of the first $150 million;       $27,839,018,320
                              0.625% of the excess over $150
                              million
AIM Developing Markets
 Fund.......................  First $500 million 0.975%; Next        $      207,748,020
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Diversified Income and AIM V.I. High Yield Fund.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM High Yield Fund.........  0.625% of the first $200 million;      $3,054,039,754
                              0.55% over $200 million up to $500
                              million; 0.50% over $500 million
                              up to $1 billion; 0.45% of the
                              excess over $1 billion

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM High Yield Fund II......  0.625% of first $500 million;          $   59,124,905
                              0.55% over $500 million up to $1
                              billion; 0.50% of the excess over
                              $1 billion

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Global Growth and Income.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Global Growth & Income    First $500 million 0.975%; Next         $636,989,988
 Fund.......................  $500 million 0.95; Next $500
                              million 0.925%; excess over 0.90%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Global Utilities.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Global Utilities Fund...  0.60% of the first $200 million;        $387,765,374
                              0.50% over $200 million up to $500
                              million; 0.40% over $500 million
                              up to $1 billion; 0.30% of the
                              excess over $1 billion

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Government Securities.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Income Fund.............  0.50% of the first $200 million;       $  666,329,320
                              0.40% over $200 million up to $500
                              million; 0.35% over $500 million
                              up to $1 billion; 0.30% of the
                              excess over $1 billion
AIM Intermediate Government   0.50% of the first $200 million;       $  506,799,475
 Fund.......................  0.40% over $200 million up to $500 million; 0.35% over $500 million
                              up to $1 billion; 0.30% of the
                              excess over $1 billion

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Floating Rate Fund......  0.95% of the Portfolio's average       $  439,522,723
                              daily net assets

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Money Market.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Money Market Fund.......  0.55% of the first $1 billion;         $1,451,025,249
                              0.50% of the excess over $1
                              billion
Liquid Assets Portfolio.....  0.15% of the average daily net         $6,194,495,351
                              assets of the Portfolio
Prime Portfolio.............  0.20% of the first $100 million;       $8,724,224,691
                              0.15% over $100 million up to $200
                              million; 0.10% over $200 million
                              up to $300 million; 0.06% over
                              $300 million up to $1.5 billion;
                              0.05% over $1.5 billion
Government & Agency
 Portfolio..................  0.10%                                  $      279,185,112
Treasury Portfolio..........  0.15% of first $300 million; 0.06%     $5,203,747,106
                              over $300 million up to $1.5
                              billion; 0.05% of the excess over
                              $1.5 billion
Treasury TaxAdvantage
 Portfolio..................  0.20% of the first $250 million;       $      133,893,290
                              0.15% over $250 million up to $500
                              million; 0.10% of the excess over
                              $500 million

                                   APPENDIX I

                       AIM VARIABLE INSURANCE FUNDS, INC.
                         FORM OF SUB-ADVISORY AGREEMENT

     This contract is made as of this      day of           ,      , between
A I M Advisors, Inc., hereinafter "Adviser" (11 Greenway Plaza, Suite 100, Houston, Texas 77046) and INVESCO Asset Management Limited, hereinafter "Sub-Adviser" (11 Devonshire Square, London, England, EC2 M4YR).

     WHEREAS:

          A) Adviser has entered into an investment advisory agreement with AIM Variable Insurance Funds, Inc. (hereinafter "Company"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

          B) Sub-Adviser represents that it is licensed under the (relevant law) as an investment adviser and engages in the business of acting as an investment adviser;

          C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth in the attachments hereto. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Duties as Sub-Adviser.

          (a) Subject to the supervision of the Company's Board of Directors ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

          (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

          (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Articles of Incorporation, By-Laws and Registration Statement of the Company and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

     4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Director, officer or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5. Compensation.

          (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

          (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Company, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

     7. Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Company in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Director, officer, employee or agent of the Company, shall be deemed, when rendering services to a Fund or the Company or acting with respect to any business of a Fund or the Company to be rendering such service to or acting solely for the Fund or the Company and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

     8. Duration and Termination.

          (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Directors who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2001. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

          (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser or by Sub-Adviser at any time, without the payment of any penalty, on sixty days' written notice to the Company. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

     9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 11 Devonshire Square, London, England, EC2 M4YR.

     11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Maryland and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Investment Advisers Act of 1940 ("Advisers Act") shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


A I M ADVISORS, INC.                     INVESCO ASSET
                                         MANAGEMENT LIMITED

By:                                      By:

--------------------------------------   --------------------------------------

Name:                                    Name:
--------------------------------------   --------------------------------------

Its:                                     Its:
--------------------------------------   --------------------------------------

                                   EXHIBIT A

                                       TO

                       AIM VARIABLE INSURANCE FUNDS, INC.

                             SUB-ADVISORY AGREEMENT

     AIM V.I. Global Growth and Income Fund

                                   APPENDIX J

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                        INVESCO ASSET MANAGEMENT LIMITED

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Limited, all of whose business address is 11 Devonshire Square, London EC2M 4YR, United Kingdom.

NAME                             POSITION WITH INVESCO        PRINCIPAL OCCUPATION
----                             ---------------------        --------------------
Hon. Michael D'Arcy Benson       Chairman of the Board   Director and Chairman, INVESCO
                                 Director and Chief      Asset Management Limited;
                                                         Director and Chairman, INVESCO
                                                         Global Asset Management (N.A.)
                                                         Inc.; Director, AMVESCAP PLC,
                                                         (plc); Director and Chairman,
                                                         INVESCO Asia Ltd; Director and
                                                         Chairman, INVESCO Asset
                                                         Management (Japan) Limited;
                                                         and Director, INVESCO
                                                         International (FE) Ltd.

Tristan Patrick Alan Hillgarth   Executive Officer       Chairman and CEO, INVESCO
                                                         Asset Management Limited; and
                                                         Director, INVESCO CEAM Ltd.

Jeremy Charles Lambourne         Director                Finance Director, INVESCO
                                                         Asset Management Limited

John Dallas McGillivray          Director                Compliance Director, INVESCO
                                                         Asset Management Limited; and
                                                         Compliance Director, INVESCO
                                                         GT Asset Management PLC

Anthony Andrew Myers             Director                Director, INVESCO Asset
                                                         Management Limited; Director,
                                                         AIM Global Advisors Ltd.; and
                                                         Managing Director of
                                                         Subsidiary, Gartmore
                                                         Investment Management

Graeme John Proudfoot            Director                Director and Counsel, INVESCO
                                                         Asset Management Limited; and
                                                         General Counsel, INVESCO
                                                         Europe Ltd.

Riccardo Ricciardi               Director                Deputy Chief Investment
                                                         Officer and Director, INVESCO
                                                         Asset Management Limited

NAME                             POSITION WITH INVESCO        PRINCIPAL OCCUPATION
----                             ---------------------        --------------------
Timothy Roderick Trowell         Director                Director, INVESCO Asset
                                                         Management Limited; Group
                                                         Compliance Official, INVESCO
                                                         Asset Management Limited; and
                                                         Director of Compliance and
                                                         Investment Strategy, Brown
                                                         Shipley Investment Management
                                                         Limited

Hugh Roderick Ward               Director                Director, INVESCO Asset
                                                         Management Limited; Director,
                                                         INVESCO Fund Managers Ltd.;
                                                         Consultant, Barclays Private
                                                         Banking; and Managing
                                                         Director, Capital House
                                                         International Management

Roger Philip Yates               Director                Director, INVESCO Asset
                                                         Management Limited; Chief
                                                         Investment Officer, INVESCO
                                                         Europe Limited; Chief
                                                         Investment Officer, LGT; and
                                                         Chief Investment Officer (UK
                                                         Pensions), Morgan Grenfell
                                                         Asset Management

                                   APPENDIX K

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following restrictions apply to all of the Funds and are fundamental. Unless permitted by law, they will not be changed for any Fund without approval of that Fund's voting securities.

     None of the Funds will:

          (1) invest for the purpose of exercising control over or management over a company except that each Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

          (2) act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act;

          (3) purchase or sell real estate or any interest therein, except that each Fund may, as appropriate and consistent with its investment policies and other investment restrictions, invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership in such securities;

          (4) purchase or sell commodity contracts, except that each Fund may, as appropriate and consistent with its investment policies and other investment restrictions, enter into futures contracts on securities, securities indices and currency, options on such futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements;

          (5) make loans, except for collateralized loans of portfolio securities in an amount not exceeding 33 1/3% of the applicable Fund's total assets. This restriction does not prevent a Fund from purchasing government obligations, short-term commercial paper, or publicly traded debt, including bonds, notes, debentures, certificates of deposit, bankers acceptances and equipment trust certificates, nor does this restriction apply to loans made under insurance policies, or through entry into repurchase agreements, to the extent they may be viewed as loans;

          (6) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets at market value at the time of each investment, except that the Money Market Fund may invest up to 100% of its assets in obligations issued by banks. This limitation does not apply to the Global Utilities Fund or to investments in obligations of the U.S. Government or any of its agencies or instrumentalities but will apply to foreign government obligations unless the Securities and Exchange Commission permits their exclusion;

          (7) issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings;

          (8) purchase securities of an issuer (other than investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or except that each Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order), if as a result with respect to 75% of the value of the Fund's total assets, taken at market value, (i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets may be invested in securities issued or guaranteed by any foreign government or its agencies or instrumentalities, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. As a matter of operating policy, the Money Market Fund will invest no more than 5% of the value of that Fund's total assets in securities, other than U.S. Government securities of any one issuer, except that the Money Market Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. This restriction does not apply to the Global Utilities Fund; and

          (9) Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

                                   APPENDIX L

                         CURRENT INVESTMENT OBJECTIVES

     The investment objective of AIM V.I. Aggressive Growth Fund is to achieve long-term growth of capital.

     The investment objective of AIM V.I. Balanced Fund is to achieve as high a total return as possible, consistent with preservation of capital.

     The investment objective of AIM V.I. Blue Chip Fund is long-term growth of capital, with a secondary objective of current income.

     The investment objective of AIM V.I. Capital Appreciation Fund is growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.

     The investment objective of AIM V.I. Capital Development Fund is long-term growth of capital.

     The investment objective of AIM V.I. Dent Demographic Trends Fund is long-term growth of capital.

     The investment objective of AIM V.I. Diversified Income Fund is to achieve a high level of current income.

     The investment objectives of AIM V.I. Global Growth and Income Fund are long-term growth of capital together with current income.

     The investment objectives of AIM V.I. Global Utilities Fund are to achieve a high level of current income and secondarily, growth of capital, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign).

     The investment objective of AIM V.I. Government Securities Fund is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

     The investment objective of AIM V.I. Growth Fund is to seek growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

     The investment objective of AIM V.I. Growth and Income Fund is growth of capital with a secondary objective of current income.

     The investment objective of AIM V.I. High Yield Fund is to achieve a high level of current income.

     The investment objective of AIM V.I. International Equity Fund is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     The investment objective of AIM V.I. Money Market Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

     The investment objective of AIM V.I. Telecommunications Fund is long-term growth of capital.

     The investment objective of AIM V.I. Value Fund is to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

                                   APPENDIX M

                       EXECUTIVE OFFICERS OF AIM VARIABLE
                             INSURANCE FUNDS, INC.

     The following table provides information with respect to the executive officers of the company. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                       PRINCIPAL OCCUPATION(S)
WITH THE COMPANY                    OFFICER SINCE              DURING PAST 5 YEARS
----------------------              -------------            -----------------------
Charles T. Bauer (81),       February 25, 1993             See director table under
  Chairman                                                 Proposal 1

Robert H. Graham (53),       February 25, 1993             See director table under
  President                                                Proposal 1

Gary T. Crum (52),           February 25, 1993             Director and President,
  Senior Vice President                                    A I M Capital Management,
                                                           Inc.; Director and
                                                           Executive Vice President,
                                                           A I M Management Group
                                                           Inc.; Director and Senior
                                                           Vice President, A I M
                                                           Advisors, Inc.; and
                                                           Director, A I M
                                                           Distributors, Inc. and
                                                           AMVESCAP PLC.

Carol F. Relihan (45),       August 4, 1994                Director, Senior Vice
  Senior Vice President                                    President, General Counsel
  Secretary                                                and Secretary, A I M
                                                           Advisors, Inc.; Senior Vice
                                                           President, General Counsel
                                                           and Secretary, A I M
                                                           Management Group Inc.;
                                                           Director, Vice President
                                                           and General Counsel, Fund
                                                           Management Company; Vice
                                                           President and General
                                                           Counsel, A I M Fund
                                                           Services, Inc; and Vice
                                                           President, A I M Capital
                                                           Management, Inc. and A I M
                                                           Distributors, Inc.

Melville B. Cox (56),        February 25, 1993             Vice President and Chief
  Vice President                                           Compliance Officer, A I M
                                                           Advisors, Inc., A I M
                                                           Capital Management, Inc.,
                                                           A I M Distributors, Inc.,
                                                           A I M Fund Services, Inc.
                                                           and Fund Management Company

NAME, AGE AND POSITION                                       PRINCIPAL OCCUPATION(S)
WITH THE COMPANY                    OFFICER SINCE              DURING PAST 5 YEARS
----------------------              -------------            -----------------------
Dana R. Sutton (41),         February 25, 1993             Vice President and Fund
  Vice President                                           Controller, A I M Advisors,
  Treasurer                                                Inc.; and Assistant Vice
                                                           President and Assistant
                                                           Treasurer, Fund Management
                                                           Company.

Edgar M. Larsen (59), Vice   March 12, 1999                Vice President, A I M
  President                                                Capital Management, Inc.

Robert G. Alley (51), Vice   February 25, 1993             Senior Vice President,
  President                                                A I M Capital Management,
                                                           Inc.; and Vice President,
                                                           A I M Advisors, Inc.

Stuart W. Coco (44), Vice    February 25, 1993             Senior Vice President,
  President                                                A I M Capital Management
                                                           Inc.; and Vice President,
                                                           A I M Advisors, Inc.

Karen Dunn Kelley (39),      February 25, 1993             Senior Vice President,
  Vice President                                           A I M Capital Management,
                                                           Inc.; and Vice President,
                                                           A I M Advisors, Inc.

                                   APPENDIX N

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of the shares of common stock of each of the funds by the directors and executive officers of the company. No information is given as to a fund if a director or officer held no shares of any such fund as of January 20, 2000.

                                                               SHARES OWNED
                                                            BENEFICIALLY AS OF   PERCENT
NAME OF DIRECTOR/OFFICER                           FUND      JANUARY 20, 2000    OF FUND
------------------------                         --------   ------------------   --------
Charles T. Bauer...............................
Bruce L. Crockett..............................
Owen Daly II...................................
Edward K. Dunn Jr..............................
Jack M. Fields.................................
Carl Frischling................................
Robert H. Graham...............................
Prema Mathai-Davis.............................
Lewis F. Pennock...............................
Louis S. Sklar.................................
Gary T. Crum...................................
Carol F. Relihan...............................
Melville B. Cox................................
Dana R. Sutton.................................
Edgar M. Larsen................................
Robert G. Alley................................
Stuart W. Coco.................................
Karen Dunn Kelley..............................
All Directors and Officers.....................

* Less than 1% of the outstanding shares of the fund.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge the company, the names and addresses of the holders of 5% or more of the outstanding shares of each of the funds as of January 20, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

        NAME AND ADDRESS
      OF RECORD/BENEFICIAL   SHARES OWNED   PERCENT OWNED OF      SHARES OWNED        PERCENT OF FUND
FUND         OWNER            OF RECORD      FUND OF RECORD      BENEFICIALLY*      OWNED BENEFICIALLY*
----  --------------------   ------------   ----------------   ------------------   -------------------


*  The company has no knowledge of shares held beneficially.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


---------------------------------------------------------------------------
PROXY                                                                      PROXY


                         AIM V.I. AGGRESSIVE GROWTH FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V. I. Aggressive Growth Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, director or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                 -----------------------------------------------
                                 Signature


                                 -----------------------------------------------
                                 Signature  (if held jointly)


                                 Dated
                                      ------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                           FOR                       WITHHOLD                  FOR ALL EXCEPT
                                                     AUTHORITY
                                                     FOR ALL
                                                     NOMINEES
                           [ ]                        [ ]                       [ ]

                           Charles T. Bauer          Carl Frischling
                           Bruce L. Crockett         Robert H. Graham
                           Owen Daly II              Prema Mathai-Davis
                           Edward K. Dunn Jr.        Lewis F. Pennock
                           Jack Fields               Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                           FOR                       AGAINST           ABSTAIN
                           [ ]                        [ ]               [ ]


3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR                       AGAINST           ABSTAIN
                           [ ]                        [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Aggressive Growth Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a)  Change to fundamental restriction on portfolio diversification

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]


(b) Change to fundamental restriction on borrowing money and issuing senior securities

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]

(c)  Change to fundamental restriction on underwriting securities

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]

(d)  Change to fundamental restriction on industry concentration

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]


(e)  Change to fundamental restriction on purchasing or selling real estate

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]

(f)  Change to fundamental restriction on purchasing or selling commodities

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]

(g)  Change to fundamental restriction on making loans

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]


(h) Elimination of fundamental restriction on investing for the purpose of control

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]


6. To approve changing the investment objective of AIM V.I. Aggressive Growth Fund so that it is non-fundamental.

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]

7.       This proposal is not applicable to AIM V.I. Aggressive Growth Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                FOR               AGAINST            ABSTAIN

                [ ]                 [ ]                [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------
PROXY                                                                     PROXY


                             AIM V.I. BALANCED FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V. I. Balanced Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, director or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                 -----------------------------------------------
                                 Signature


                                 -----------------------------------------------
                                 Signature  (if held jointly)


                                 Dated
                                      ------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).

1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                          FOR                 WITHHOLD         FOR ALL EXCEPT
                                              AUTHORITY
                                              FOR ALL
                                              NOMINEES

                           [ ]                [ ]               [ ]

                         Charles T. Bauer     Carl Frischling
                         Bruce L. Crockett    Robert H. Graham
                         Owen Daly II         Prema Mathai-Davis
                         Edward K. Dunn Jr.   Lewis F. Pennock
                         Jack Fields          Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Balanced Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a)  Change to fundamental restriction on portfolio diversification

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(c)  Change to fundamental restriction on underwriting securities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(d)  Change to fundamental restriction on industry concentration

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]


(e)  Change to fundamental restriction on purchasing or selling real estate

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(f)  Change to fundamental restriction on purchasing or selling commodities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(g)  Change to fundamental restriction on making loans

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]


6. To approve changing the investment objective of AIM V.I. Balanced Fund so that it is non-fundamental.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

7.       This proposal is not applicable to AIM V.I. Balanced Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------
PROXY                                                                     PROXY


                             AIM V.I. BLUE CHIP FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Blue Chip Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, director or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                 -----------------------------------------------
                                 Signature


                                 -----------------------------------------------
                                 Signature  (if held jointly)


                                 Dated
                                      ------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                         FOR                 WITHHOLD           FOR ALL EXCEPT
                                             AUTHORITY
                                             FOR ALL
                                             NOMINEES

                         [ ]                  [ ]                [ ]

                         Charles T. Bauer    Carl Frischling
                         Bruce L. Crockett   Robert H. Graham
                         Owen Daly II        Prema Mathai-Davis
                         Edward K. Dunn Jr.  Lewis F. Pennock
                         Jack Fields         Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Blue Chip Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a)  Change to fundamental restriction on portfolio diversification

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(c)  Change to fundamental restriction on underwriting securities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(d)  Change to fundamental restriction on industry concentration

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(e)  Change to fundamental restriction on purchasing or selling real estate

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(f)  Change to fundamental restriction on purchasing or selling commodities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(g)  Change to fundamental restriction on making loans

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control


6. To approve changing the investment objective of AIM V.I. Blue Chip Fund so that it is non-fundamental.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

7.       This proposal is not applicable to AIM V.I. Blue Chip Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------
PROXY                                                                     PROXY


                       AIM V.I. CAPITAL APPRECIATION FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000



The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Capital Appreciation Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, director or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                 -----------------------------------------------
                                 Signature


                                 -----------------------------------------------
                                 Signature  (if held jointly)


                                 Dated
                                      ------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                           FOR               WITHHOLD          FOR ALL EXCEPT
                                             AUTHORITY
                                             FOR ALL
                                             NOMINEES

                           [ ]                [ ]               [ ]

                           Charles T. Bauer  Carl Frischling
                           Bruce L. Crockett Robert H. Graham
                           Owen Daly II      Prema Mathai-Davis
                           Edward K. Dunn Jr.Lewis F. Pennock
                           Jack Fields       Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Capital Appreciation Fund.


5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a)  Change to fundamental restriction on portfolio diversification

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(c)  Change to fundamental restriction on underwriting securities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(d)  Change to fundamental restriction on industry concentration

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(e)  Change to fundamental restriction on purchasing or selling real estate

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(f)  Change to fundamental restriction on purchasing or selling commodities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(g)  Change to fundamental restriction on making loans

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

6.       This proposal is not applicable to AIM V.I. Capital Appreciation Fund.

7. To approve changing the investment objective of AIM V.I. Capital Appreciation Fund and making the investment objective non-fundamental.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------
PROXY                                                                     PROXY



                        AIM V.I. CAPITAL DEVELOPMENT FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Capital Development Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, director or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                 -----------------------------------------------
                                 Signature


                                 -----------------------------------------------
                                 Signature  (if held jointly)


                                 Dated
                                      ------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                         FOR                 WITHHOLD          FOR ALL EXCEPT
                                             AUTHORITY
                                             FOR ALL
                                             NOMINEES

                           [ ]                [ ]               [ ]

                         Charles T. Bauer    Carl Frischling
                         Bruce L. Crockett   Robert H. Graham
                         Owen Daly II        Prema Mathai-Davis
                         Edward K. Dunn Jr.  Lewis F. Pennock
                         Jack Fields         Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Capital Development Fund.


5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a)  Change to fundamental restriction on portfolio diversification

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(c)  Change to fundamental restriction on underwriting securities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(d)  Change to fundamental restriction on industry concentration

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(e)  Change to fundamental restriction on purchasing or selling real estate

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(f)  Change to fundamental restriction on purchasing or selling commodities

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(g)  Change to fundamental restriction on making loans

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

6. To approve changing the investment objective of AIM V.I. Capital Development Fund so that it is non-fundamental.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

7.       This proposal is not applicable to AIM V.I. Capital Development Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                           FOR              AGAINST           ABSTAIN

                           [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Dent Demographic Trends Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


    THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

    TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

    IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                   FOR                    WITHHOLD            FOR ALL EXCEPT
                                          AUTHORITY
                                          FOR ALL
                                          NOMINEES

                   [ ]                      [ ]                    [ ]

                   Charles T. Bauer         Carl Frischling
                   Bruce L. Crockett        Robert H. Graham
                   Owen Daly II             Prema Mathai-Davis
                   Edward K. Dunn Jr.       Lewis F. Pennock
                   Jack Fields              Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

3.  To approve a new Master Investment Advisory Agreement with A I M Advisors,
    Inc.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

4.  This proposal is not applicable to AIM V.I. Dent Demographic Trends Fund.


5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a)  Change to fundamental restriction on portfolio diversification

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(c)  Change to fundamental restriction on underwriting securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(d)  Change to fundamental restriction on industry concentration

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(e)  Change to fundamental restriction on purchasing or selling real estate

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(f)  Change to fundamental restriction on purchasing or selling commodities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(g)  Change to fundamental restriction on making loans

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

6.  This proposal is not applicable to AIM V.I. Dent Demographic Trends Fund.

7.  This proposal is not applicable to AIM V.I. Dent Demographic Trends Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------
PROXY


                        AIM V.I. DIVERSIFIED INCOME FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Diversified Income Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


    THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

    TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

    IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

            FOR                       WITHHOLD          FOR ALL EXCEPT
                                      AUTHORITY
                                      FOR ALL
                                      NOMINEES
            [  ]                        [  ]                 [ ]

            Charles T. Bauer          Carl Frischling
            Bruce L. Crockett         Robert H. Graham
            Owen Daly II              Prema Mathai-Davis
            Edward K. Dunn Jr.        Lewis F. Pennock
            Jack Fields               Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

3.  To approve a new Master Investment Advisory Agreement with A I M Advisors,
    Inc.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

4.  This proposal is not applicable to AIM V.I. Diversified Income Fund.


5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a) Change to fundamental restriction on portfolio diversification

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(c) Change to fundamental restriction on underwriting securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(d) Change to fundamental restriction on industry concentration

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(e) Change to fundamental restriction on purchasing or selling real estate

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(f) Change to fundamental restriction on purchasing or selling commodities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(g) Change to fundamental restriction on making loans

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

6. To approve changing the investment objective of AIM V.I. Diversified Income Fund so that it is non-fundamental.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

7.  This proposal is not applicable to AIM V.I. Diversified Income Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                     AIM V.I. GLOBAL GROWTH AND INCOME FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Global Growth and Income Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


    THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

    TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

    IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                   FOR                       WITHHOLD          FOR ALL EXCEPT
                                             AUTHORITY
                                             FOR ALL
                                             NOMINEES
                   [  ]                         [ ]                 [ ]

                   Charles T. Bauer          Carl Frischling
                   Bruce L. Crockett         Robert H. Graham
                   Owen Daly II              Prema Mathai-Davis
                   Edward K. Dunn Jr.        Lewis F. Pennock
                   Jack Fields               Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

3.  To approve a new Master Investment Advisory Agreement with A I M Advisors,
    Inc.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

4.  To approve a new Sub-Advisory Agreement with INVESCO Asset Management
    Limited.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a) Change to fundamental restriction on portfolio diversification

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(c) Change to fundamental restriction on underwriting securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(d)  Change to fundamental restriction on industry concentration

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(e)  Change to fundamental restriction on purchasing or selling real estate

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(f)  Change to fundamental restriction on purchasing or selling commodities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(g)  Change to fundamental restriction on making loans

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

6. To approve changing the investment objective of AIM V.I Global Growth and Income Fund so that it is non-fundamental.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

7.  This proposal is not applicable to AIM V.I. Global Growth and Income Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                         AIM V.I. GLOBAL UTILITIES FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Global Utilities Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


    THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

    TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

    IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                   FOR                       WITHHOLD          FOR ALL EXCEPT
                                             AUTHORITY
                                             FOR ALL
                                             NOMINEES
                   [  ]                         [ ]                 [ ]

                   Charles T. Bauer          Carl Frischling
                   Bruce L. Crockett         Robert H. Graham
                   Owen Daly II              Prema Mathai-Davis
                   Edward K. Dunn Jr.        Lewis F. Pennock
                   Jack Fields               Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

3.  To approve a new Master Investment Advisory Agreement with A I M Advisors,
    Inc.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

4.  This proposal is not applicable to AIM V.I. Global Utilities Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a)  Change to fundamental restriction on portfolio diversification

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(c)  Change to fundamental restriction on underwriting securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(d)  Change to fundamental restriction on industry concentration

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(e)  Change to fundamental restriction on purchasing or selling real estate

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(f)  Change to fundamental restriction on purchasing or selling commodities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(g)  Change to fundamental restriction on making loans

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

6.  This proposal is not applicable to AIM V.I. Global Utilities Fund.


7. To approve changing the investment objective of AIM V.I. Global Utilities Fund and making the investment objective non-fundamental.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                       AIM V.I. GOVERNMENT SECURITIES FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Government Securities Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


    THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

    TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

    IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                   FOR                       WITHHOLD          FOR ALL EXCEPT
                                             AUTHORITY
                                             FOR ALL
                                             NOMINEES
                   [  ]                         [ ]                 [ ]

                   Charles T. Bauer          Carl Frischling
                   Bruce L. Crockett         Robert H. Graham
                   Owen Daly II              Prema Mathai-Davis
                   Edward K. Dunn Jr.        Lewis F. Pennock
                   Jack Fields               Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

3.  To approve a new Master Investment Advisory Agreement with A I M Advisors,
    Inc.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

4.  This proposal is not applicable to AIM V.I. Government Securities Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a)  Change to fundamental restriction on portfolio diversification

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(c)  Change to fundamental restriction on underwriting securities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(d)  Change to fundamental restriction on industry concentration

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(e)  Change to fundamental restriction on purchasing or selling real estate

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(f)  Change to fundamental restriction on purchasing or selling commodities

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(g)  Change to fundamental restriction on making loans

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

6.  This proposal is not applicable to AIM V.I. Government Securities Fund.

7. To approve changing the investment objective of AIM V.I. Government Securities Fund and making the investment objective non-fundamental.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                   FOR                    AGAINST                ABSTAIN

                   [ ]                      [ ]                    [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY

                         AIM V.I. GROWTH AND INCOME FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Growth and Income Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                           FOR                       WITHHOLD                  FOR ALL EXCEPT
                                                     AUTHORITY
                                                     FOR ALL
                                                     NOMINEES
                           [ ]                        [ ]                       [ ]

                           Charles T. Bauer          Carl Frischling
                           Bruce L. Crockett         Robert H. Graham
                           Owen Daly II              Prema Mathai-Davis
                           Edward K. Dunn Jr.        Lewis F. Pennock
                           Jack Fields               Louis S. Sklar


2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Growth and Income Fund.


5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a) Change to fundamental restriction on portfolio diversification

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(b) Change to fundamental restriction on borrowing money and issuing senior securities


                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(c) Change to fundamental restriction on underwriting securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(d)  Change to fundamental restriction on industry concentration

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(e) Change to fundamental restriction on purchasing or selling real estate

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(f) Change to fundamental restriction on purchasing or selling commodities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(g)  Change to fundamental restriction on making loans


                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(h) Elimination of fundamental restriction on investing for the purpose of control

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]



6. To approve changing the investment objective of AIM V.I. Growth and Income Fund so that it is non-fundamental.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

7.       This proposal is not applicable to AIM V.I. Growth and Income Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                              AIM V.I. GROWTH FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Growth Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                FOR                 WITHHOLD              FOR ALL EXCEPT
                                    AUTHORITY
                                    FOR ALL
                                    NOMINEES

                 [ ]                   [ ]                     [ ]

                Charles T. Bauer    Carl Frischling
                Bruce L. Crockett   Robert H. Graham
                Owen Daly II        Prema Mathai-Davis
                Edward K. Dunn Jr.  Lewis F. Pennock
                Jack Fields         Louis S. Sklar


2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Growth Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a) Change to fundamental restriction on portfolio diversification

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(b) Change to fundamental restriction on borrowing money and issuing senior securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(c) Change to fundamental restriction on underwriting securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(d)  Change to fundamental restriction on industry concentration
                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]



(e) Change to fundamental restriction on purchasing or selling real estate

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(f) Change to fundamental restriction on purchasing or selling commodities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(g)  Change to fundamental restriction on making loans

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]



(h) Elimination of fundamental restriction on investing for the purpose of control

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


6.       This proposal is not applicable to AIM V.I. Growth Fund.

7. To approve changing the investment objective of AIM V.I. Growth Fund and making the investment objective non-fundamental.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                            AIM V.I. HIGH YIELD FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. High Yield Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                FOR                 WITHHOLD                FOR ALL EXCEPT
                                    AUTHORITY
                                    FOR ALL
                                    NOMINEES

                 [ ]                   [ ]                       [ ]

                Charles T. Bauer    Carl Frischling
                Bruce L. Crockett   Robert H. Graham
                Owen Daly II        Prema Mathai-Davis
                Edward K. Dunn Jr.  Lewis F. Pennock
                Jack Fields         Louis S. Sklar


2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. High Yield Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a) Change to fundamental restriction on portfolio diversification

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(c) Change to fundamental restriction on underwriting securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(d)  Change to fundamental restriction on industry concentration

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(e) Change to fundamental restriction on purchasing or selling real estate

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(f) Change to fundamental restriction on purchasing or selling commodities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(g)  Change to fundamental restriction on making loans

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]


(h) Elimination of fundamental restriction on investing for the purpose of control

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

6.       This proposal is not applicable to AIM V.I. High Yield
         Fund.

7.       This proposal is not applicable to AIM V.I. High Yield Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                       AIM V.I. INTERNATIONAL EQUITY FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. International Equity Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

              FOR                       WITHHOLD                  FOR ALL EXCEPT
                                        AUTHORITY
                                        FOR ALL
                                        NOMINEES
              [ ]                        [ ]                       [ ]

              Charles T. Bauer          Carl Frischling
              Bruce L. Crockett         Robert H. Graham
              Owen Daly II              Prema Mathai-Davis
              Edward K. Dunn Jr.        Lewis F. Pennock
              Jack Fields               Louis S. Sklar


2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. International Equity Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a) Change to fundamental restriction on portfolio diversification

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(c) Change to fundamental restriction on underwriting securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(d)  Change to fundamental restriction on industry concentration

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(e) Change to fundamental restriction on purchasing or selling real estate

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(f) Change to fundamental restriction on purchasing or selling commodities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(g)  Change to fundamental restriction on making loans

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

6.       This proposal is not applicable to AIM V.I. International Equity Fund.

7. To approve changing the investment objective of AIM V.I. International Equity Fund and making the investment objective non-fundamental.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                           AIM V.I. MONEY MARKET FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Money Market Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

              FOR                       WITHHOLD                  FOR ALL EXCEPT
                                        AUTHORITY
                                        FOR ALL
                                        NOMINEES

              [ ]                        [ ]                       [ ]

              Charles T. Bauer          Carl Frischling
              Bruce L. Crockett         Robert H. Graham
              Owen Daly II              Prema Mathai-Davis
              Edward K. Dunn Jr.        Lewis F. Pennock
              Jack Fields               Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

              FOR              AGAINST           ABSTAIN

              [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

              FOR              AGAINST           ABSTAIN

              [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Money Market Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a) Change to fundamental restriction on portfolio diversification

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(c) Change to fundamental restriction on underwriting securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(d)  Change to fundamental restriction on industry concentration

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(e) Change to fundamental restriction on purchasing or selling real estate

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(f) Change to fundamental restriction on purchasing or selling commodities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(g)  Change to fundamental restriction on making loans

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

6. To approve changing the investment objective of AIM V.I. Money Market Fund so that it is non-fundamental.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

7.       This proposal is not applicable to AIM V.I. Money Market Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                        AIM V.I. TELECOMMUNICATIONS FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Telecommunications Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

              FOR                       WITHHOLD                  FOR ALL EXCEPT
                                        AUTHORITY
                                        FOR ALL
                                        NOMINEES

              [ ]                        [ ]                       [ ]

              Charles T. Bauer          Carl Frischling
              Bruce L. Crockett         Robert H. Graham
              Owen Daly II              Prema Mathai-Davis
              Edward K. Dunn Jr.        Lewis F. Pennock
              Jack Fields               Louis S. Sklar



2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Telecommunications Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a) Change to fundamental restriction on portfolio diversification

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(c) Change to fundamental restriction on underwriting securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(d)  Change to fundamental restriction on industry concentration

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(e) Change to fundamental restriction on purchasing or selling real estate

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(f) Change to fundamental restriction on purchasing or selling commodities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(g)  Change to fundamental restriction on making loans

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

6.       To approve changing the investment objective of AIM V.I.
         Telecommunications Fund so that it is non-fundamental.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

7.       This proposal is not applicable to AIM V.I. Telecommunications Fund.

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                               AIM V.I. VALUE FUND

                         PROXY SOLICITED BY THE BOARD OF
                       AIM VARIABLE INSURANCE FUNDS, INC.
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2000


The undersigned hereby appoints ROBERT H. GRAHAM AND GARY T. CRUM, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM V.I. Value Fund, a portfolio of AIM Variable Insurance Funds, Inc., on April 10, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                 -------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM Variable Insurance Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

              FOR                       WITHHOLD                  FOR ALL EXCEPT
                                        AUTHORITY
                                        FOR ALL
                                        NOMINEES

              [ ]                        [ ]                       [ ]

              Charles T. Bauer          Carl Frischling
              Bruce L. Crockett         Robert H. Graham
              Owen Daly II              Prema Mathai-Davis
              Edward K. Dunn Jr.        Lewis F. Pennock
              Jack Fields               Louis S. Sklar



2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business trust.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

4.       This proposal is not applicable to AIM V.I. Value Fund.

5. To approve a proposal to amend the fund's fundamental investment restrictions.

(a) Change to fundamental restriction on portfolio diversification

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(b) Change to fundamental restriction on borrowing money and issuing senior securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(c) Change to fundamental restriction on underwriting securities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(d)  Change to fundamental restriction on industry concentration

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(e) Change to fundamental restriction on purchasing or selling real estate

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(f) Change to fundamental restriction on purchasing or selling commodities

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(g)  Change to fundamental restriction on making loans

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

(h) Elimination of fundamental restriction on investing for the purpose of control

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

6.       This proposal is not applicable to AIM V.I. Value Fund.

7. To approve changing the investment objective of AIM V.I. Value Fund and making the investment objective non-fundamental.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

8. To ratify the selection of Tait, Weller & Baker as independent accountants of the fund for the fiscal year ending in 2000.

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]               [ ]

9. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.